REGISTRATION NO. 2-83631/811-3738

FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 68	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 67	[X]

VALIC COMPANY I (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NORI L. GABERT, ESQ. 2919 ALLEN PARKWAY, HOUSTON, TEXAS 77019 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

713.831.5165 (REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

THE CORPORATION TRUST COMPANY 300 EAST LOMBARD ST. BALTIMORE, MARYLAND 21202 (NAME AND ADDRESS OF AGENT FOR SERVICE)

Copy to: DAVID M. LEAHY, ESQ. SULLIVAN & WORCESTER LLP 1666 K STREET, N.W. WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)
[ ]	On October 1, 2014, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[X]	on October 1, 2014, pursuant to paragraph (a)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VALIC Company I

Prospectus

October 1, 2014

VALIC Company I (“VC I”) is a mutual fund complex made up of 34 separate funds (collectively, the “Funds” and each a “Fund”). Each of the Funds has its own investment objective. Two of the Funds are explained in more detail in their respective Fund Summaries contained in this prospectus.

Ticker Symbol:

Global Social Awareness Fund	VCSOX

International Equities Index Fund (formerly, International Equities Fund)	VCIEX

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

- i -

FUND SUMMARY: GLOBAL SOCIAL AWARENESS FUND

Investment Objective

The Fund seeks to obtain growth of capital through investment, primarily in equity securities of companies which meet the social criteria established for the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.xx	%
Total Annual Fund Operating Expenses	0.xx	%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in domestic and foreign companies that meet the Fund’s social criteria. The Fund will generally invest in the equity securities of large- and mid- cap companies domiciled in the U.S., Europe, Japan and other developed markets. The Fund does not invest in companies that are significantly engaged in:

•	the production of nuclear energy;
•	the manufacture of military weapons or delivery systems;
•	the manufacture of alcoholic beverages or tobacco products;
•	the operation of gambling casinos;
•	business practices or the production of products that have a severe impact on the environment;
•	labor relations disputes or breach of core international labor standards; or
•	companies that have operations in countries that pose significant human rights concerns.

Under normal circumstances, the Fund will invest at least 80% of net assets in the equity securities of companies located in at least three different countries, with at least 40% of net assets in foreign securities, or if conditions are unfavorable, at least 30% of net assets in foreign securities. The sub-adviser may change the allocation between U.S. and foreign securities provided that the Fund’s investments in foreign securities do not exceed 75% of net assets.

In addition, the Fund may invest up to 20% of net assets in other securities of companies that meet the Fund’s social criteria, including preferred stock, convertible securities, and high quality money market securities and warrants. Social criteria may cause active or frequent trading of portfolio securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

FUND SUMMARY: GLOBAL SOCIAL AWARENESS FUND

The following is a summary of the principal risks of investing in the Fund.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Large- and Mid-Cap Company Risk: Investing primarily in large-cap and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Social Criteria Risk: Social criteria screening limits the availability of investment opportunities for the Fund. If the Fund changes its social criteria or a company stops meeting the Fund’s social criteria, the Fund will sell the affected investments even if this means the Fund loses money.

Convertible Securities Risk: Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.

Preferred Stock Risk: Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

FUND SUMMARY: GLOBAL SOCIAL AWARENESS FUND

Warrant Risk: A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI World Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future. [bar chart to be updated in subsequent filing] SAAMCo assumed sub-advisory responsibilities on June 16, 2014. Prior to such time, the Fund was sub-advised by PineBridge Investments, LLC.

During the periods shown in the bar chart, the highest return for a quarter was 21.35% (quarter ending June 30, 2009) and the lowest return for a quarter was
-23.46% (quarter ending December 31, 2008). For the year-to-date through June 30, 2014, the Fund’s return was 8.17%

Average Annual Total Returns (For the periods ended December 31, 2013)

	1 Year	5 Years	10 Years

Fund	28.87%	15.93%	5.72%
MSCI World Index (net)	26.68%	15.02%	6.98%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SunAmerica Asset Management, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2014	Senior Vice President, Portfolio Manager
Kara Murphy, CFA	2014	Senior Vice President, Chief Investment Officer, Portfolio Manager
Andrew Sheridan	2014	Senior Vice President, Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 8.

FUND SUMMARY: INTERNATIONAL EQUITIES INDEX FUND (FORMERLY, INTERNATIONAL EQUITIES FUND)

Investment Objective

The Fund seeks long-term capital growth through investments in equity securities that, as a group, are expected to provide investment results closely corresponding to the performance of the MSCI EAFE Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.xx	%
Other Expenses	0.xx	%
Total Annual Fund Operating Expenses	0.xx	%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the stock performance of large- and mid-cap companies in developed countries outside the U.S. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FUND SUMMARY: INTERNATIONAL EQUITIES INDEX Fund (FORMERLY, INTERNATIONAL EQUITIES FUND)

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Large- and Mid-Cap Company Risk. Investing primarily in large-cap and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future. [bar chart to be updated in subsequent filing]. SAAMCo assumed sub-advisory responsibilities on June 16, 2014. Prior to such time, the Fund was sub-advised by PineBridge Investments, LLC.

During the periods shown in the bar chart, the highest return for a quarter was 25.37% (quarter ending June 30, 2009) and the lowest return for a quarter was -20.95% (quarter ending December 31, 2008). For the year-to-date through June 30, 2014, the Fund’s return was 5.18%.

FUND SUMMARY: INTERNATIONAL EQUITIES INDEX FUND (FORMERLY, INTERNATIONAL EQUITIES FUND)

Average Annual Total Returns (For the periods ended December 31, 2013)

	1 Year	5 Years	10 Years

Fund	18.99%	11.21%	5.92%
MSCI EAFE Index (net)	22.78%	12.44%	6.91%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SunAmerica Asset Management, LLC (“SAAMCo”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2014	Senior Vice President, Portfolio Manager
Kara Murphy, CFA	2014	Senior Vice President, Chief Investment Officer, Portfolio Manager
Andrew Sheridan	2014	Senior Vice President, Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-

dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 8.

IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of The Variable Annuity Life Insurance Company (“VALIC”) or other participating life insurance companies and through qualifying retirement plans (the “Plans”) and IRAs. Shares of the Funds may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information

The Funds will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

The Funds’ principal investment strategies and risks are described in their respective Fund Summaries. More detail on the Funds’ investments and investment techniques are described below. The Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. Please see the section titled “Investment Glossary-Investment Risks” for a full description of the Funds’ additional risks.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund’s investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objective.

The principal investment objective and strategies for each of the Funds in this Prospectus are non-fundamental and may be changed by the Board of Directors of VALIC Company I (“VC I”) without investor approval. Investors will be given written notice in advance of any change to a Fund’s investment strategy that requires 80% of its net assets to be invested in certain securities. References to “net assets” in the Fund Summaries take into account any borrowings for investment purposes by a Fund. Unless stated otherwise, all percentages are calculated as of the time of purchase.

In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Funds may invest in limited instances. These other securities and investment techniques are listed in the Statement of Additional Information, which you may obtain free of charge (see back cover).

Global Social Awareness Fund

To find out which companies meet the Fund’s social criteria, the sub-adviser relies on industry classifications, research service companies, and special magazines and papers that publish this type of information.

Since the Fund’s definition of social criteria is not “fundamental,” VC I’s Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.

International Equities Index Fund

Unlike the Fund, the Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences. An index fund seeks to minimize tracking error versus the benchmark.

The tracking difference is reviewed periodically by the sub-adviser. If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

The Fund may also invest in futures contracts and other derivatives in order to help the Fund’s liquidity and to manage its cash position. If the market value of the futures contracts is close to the Fund’s cash balance, then that helps to minimize the tracking error, while helping to maintain liquidity. The Fund currently intends to use futures and other derivatives in non-principal amounts.

The Fund is subject to the following additional risk: Derivatives Risk.

INVESTMENT GL OSSARY

Investment Terms

Each Fund’s principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy.

American Depositary Receipts (“ADRs”)

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities

Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives

Unlike stocks and bonds that represent actual ownership of a stock or bond, derivatives are investments which “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. The Funds may purchase derivatives to hedge their investment portfolios and to earn additional income in order to help achieve their objectives. Generally, the Funds do not buy derivatives to speculate. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification

Each Fund’s diversification policy limits the amount that the Fund may invest in certain securities. Each Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act. The Funds are diversified under the 1940 Act. All of the Funds are expected to satisfy the Code’s diversification requirements.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

•	Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.
•	Preferred stock — Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
•	Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Market cap ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in which the Funds invest, and the indices described below, change over time. A Fund will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Funds, except as noted in a Fund Summary or Additional Information about the Fund’s Investment Strategies and Risks:

•

Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the

INVESTMENT GLOSSARY

most recent annual reconstitution of the Russell 1000® Index on June 27, 2014, the market capitalization range of the companies in the Index was approximately $2.2 billion to $545 billion.

—	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 27, 2014, the market capitalization range of the companies in the Index was $2.2 billion to $27.0 billion.

—	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 27, 2014, the market capitalization range of the companies in the Index was $169 million to $4.0 billion.

Exchange-Traded Funds (“ETFs”)

These are a type of investment company fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Firm Commitment

A firm commitment is a buy order for delayed delivery in which a Fund agrees to purchase a security from a seller at a future date, stated price, and fixed yield. The agreement binds the seller as to delivery and binds the purchaser as to acceptance of delivery.

Fixed Income Securities

Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed by the federal government to pay interest and principal. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Investment grade bonds are bonds that are rated at least BBB by Standard & Poor’s Rating Group, Baa by Moody’s Investor Services, Inc. or the equivalent thereof by another rating organization or, if unrated, are determined by the sub-adviser to be of comparable quality at the time of purchase. The Statement of Additional Information has more detail about ratings.

Bonds that are rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Ratings Services (“S&P®”) have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P® (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

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Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it’s very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-backed fixed income securities see “Mortgage-Backed Securities” below.

Recent market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced, including, but not limited to, asset-backed securities. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities, or to predict the duration of these market events.

Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy. Securities in which a Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell such investments to meet redemptions or for other cash needs, such Fund may suffer a loss.

Foreign Currency

Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund or for hedging purposes.

Foreign Securities

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Hybrid Instruments

Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a participatory note, which is issued by banks or broker-dealers and is designed to offer a return linked to a particular underlying equity, debt, currency or market.

Illiquid Securities

An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities. A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale

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under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Board of Directors. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund’s limitation on illiquid securities.

Lending Portfolio Securities

Each Fund may make secured loans of its portfolio securities for purposes of realizing additional income. No lending may be made with any companies affiliated with VALIC. The Funds will only make loans to broker-dealers and other financial institutions deemed by State Street Bank and Trust Company (the “securities lending agent”) to be creditworthy. The securities lending agent also holds the cash and the portfolio securities of VC I. Each loan of portfolio securities will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. Such events may also trigger adverse tax consequences for the Fund. To the extent that either the value of the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Engaging in securities lending could also have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Loan Participations and Assignments

Loan participations and assignments are investments in which a Fund acquires some or all of the interest in a loan to a corporate borrower made by a bank or other lending institution. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities

All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P® or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

Mortgage-Backed Securities

Mortgage-backed securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”)) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-backed instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of

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mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities. Mortgage-Backed Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this Prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Special Situations

A special situation arises when, in the opinion of the adviser or sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Temporary Defensive Investment Strategy

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

When-Issued Securities, Delayed Delivery and Forward Commitment Transactions

The Funds may purchase or sell when-issued securities that have been authorized but not yet issued in the market. In addition, a Fund may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Funds may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date.

Investment Risks

Active Trading Risk

The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

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Call or Prepayment Risk

During periods of falling interest rates, a bond issuer may “call” —or repay —its high-yielding bonds before their maturity date. Typically, such repayments will occur during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund and result in a decline in the Fund’s income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Convertible Securities Risk

The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. At times a convertible security may be more susceptible to fixed income security related risks, while at other times such a security may be more susceptible to equity security related risks. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Fund.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Risk

The value of a fixed income security is directly affected by an issuer’s ability to pay principal and interest on time. If the Fund invests in fixed income securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults; or is perceived by other investors to be less creditworthy.

Depositary Receipts Risk

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can significantly increase the Fund’s exposure to market and credit risk. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the underlying instruments or the Fund’s other investments. A small investment in derivatives can have a potentially large impact on a Fund’s performance. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Leveraging also may expose a Fund to losses in excess of the amount invested. Due to their complexity, derivatives may not perform as intended. As a result, a Fund may not realize the anticipated benefits from a derivative it holds or it may realize losses. A Fund may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. A Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

Derivatives are often used to hedge against positions in a Fund. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Fund’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

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Writing call options on securities that a Fund owns exposes it to the risk that it will have to sell those securities at a price below their market value and forgo the benefit otherwise available from an increase in the value of the securities. Writing put options exposes a Fund to the risk that it will have to purchase securities at a price above their market value and can increase Fund losses if the value of the securities declines. Losses associated with these risks can exceed any premium income received by the Fund for writing options.

Recent legislation calls for a new regulatory framework for the derivatives markets. The extent and impact of new regulations are not yet known and may not be known for some time. New regulations may make the use of derivatives by funds more costly, may limit the availability of certain types of derivatives, and may otherwise adversely affect the value or performance of derivatives used by a Fund.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries.

The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Equity Securities Risk

A Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Financial Services Exposure Risk

A substantial portion of the Fund’s portfolio may be comprised of money market instruments issued by banks. As a result, events affecting issuers in the financial services industry, including changes in government regulation and interest rates and economic downturns, may impact the creditworthiness of such issuers or their ability to honor their financial obligations. These events could have a negative impact on the Fund.

Foreign Investment Risk

Investment in foreign securities involves risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than markets of developed countries. A Fund investing in foreign securities may also be subject to the following risks:

•	Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Geographic Risk

If a Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Hedging Risk

A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often through a derivative instrument, such as an option or forward

INVESTMENT GLOSSARY

contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Income Risk

Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Index Risk

Certain Funds are managed to track an index, which will result in the Fund’s performance being closely tied to the performance of the index. As a result, the Fund generally will not sell securities in its portfolio and buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, you may suffer losses that you would not experience with an actively managed mutual fund. In addition, the Fund’s returns may deviate from those of the index it seeks to track as a result of, among other factors, fund operating expenses, transaction costs and delays in investing cash.

Interest Rate Risk

The volatility of fixed income securities is due principally to changes in interest rates. The market value of money market securities and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Investment Company Risk

An exchange-traded fund (ETF) or investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the performance of a Fund investing in these instruments. Investments in ETFs and investment companies involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the ETF or investment company. In addition, a Fund that invests in shares of an ETF or another investment company bears a proportionate share of the ETF or other investment company’s expenses.

IPO Risk

A Fund’s purchase of shares issued as part of, or a short period after, companies’ IPOs exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Large-Cap Company Risk

Large-cap companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Liquidity Risk

When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Moreover, the Fund may have to hold such securities longer than it would like and may have to forego other investment opportunities. The inability of the Fund to dispose of securities promptly or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes.

Liquidity Risk for Mortgage- and Asset-Backed Securities

Beginning in the second half of 2007 and continuing through the present, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have similarly been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. As noted above, a Portfolio may invest in mortgage- and asset-backed securities and therefore may be exposed to these increased risks.

Management Risk

Different investment styles and strategies tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The investment style or strategy used by the sub-adviser(s) may fail to produce the intended result. Moreover, the Fund may outperform or underperform funds that employ

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a different investment style or strategy. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Generally, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations, while stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. The share price of a Fund that holds stocks with growth and value characteristics may be negatively affected by either set of risks, as discussed in more detail below.

•	Growth Style Risk. Generally, “growth” stocks are stocks of companies that a sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher price relative to current earnings.

•	Value Style Risk. Generally, “value” stocks are stocks of companies that they believe are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Market Risk

The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser’s assessment of companies held in a Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like markets generally, the investment performance of the Fund will fluctuate, so an investor may lose money over short or even long periods.

Mid-Cap Company Risk

The risk that mid-cap companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times. Investing in mid-cap companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies.

Mortgage-Backed Securities Risk

Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. See also “Liquidity Risk for Mortgage- and Asset-Backed Securities.”

Non-Mortgage Asset-Backed Securities Risk

Certain non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities. See also “Liquidity Risk for Mortgage- and Asset-Backed Securities.”

Participatory Notes Risk

Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain securities or markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.

Preferred Stock Risk

Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have

INVESTMENT GLOSSARY

a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred shareholders typically do not have voting rights.

Price Volatility Risk

A Fund’s investment strategy may subject the its portfolio to increased volatility. Volatility may cause the value of a Fund’s portfolio to fluctuate significantly in the short term.

Privately Placed Securities Risk

Certain Funds’ investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for a Fund to sell certain securities.

Real Estate Investments Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. In addition, securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that companies in the real estate industry concentrate investments in particular geographic regions or property types.

Real Estate Sector Risk: Certain Funds may invest substantially in securities related to the real estate industry. Substantial investments in a particular industry or sector make such Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular industry, group of industries, or sector than a fund that invests more broadly.

REITs Risk

Real Estate Investment Trusts (“REITs”) pool investors’ funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by their shareholders. As a result, shareholders will absorb an additional layer of fees when the Fund invests in REITs. The performance of any Fund’s REITs holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REITs performance. When a REIT focuses its investments in particular sub-sectors of the real estate industry or particular geographic regions, the REIT’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.

Risks of Investing in Inflation-Indexed Securities

Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the Consumer Price Index (“CPI”) in the United States. Inflation-indexed securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Inflation-indexed securities are sensitive to changes in the real interest rates, which is the nominal interest rate minus the expected rate of inflation. The price of an inflation-indexed security will increase if real interest rates decline, and decrease if real interest rates increase. If the interest rate rises for reasons other than inflation, the value of such instruments can be negatively impacted. Interest income will vary depending on changes to the principal amount of the security. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

For U.S. tax purposes, both interest payments and inflation adjustments to principal are treated as interest income subject to taxation when received or accrued, and inflation adjustments to principal are subject to taxation when the adjustment is made and not when the instrument matures.

Repurchase Agreements Risk

Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause a Fund’s income and the value of a Fund to decline.

INVESTMENT GLOSSARY

Risks of Inflation Indexing Methodology

An inflation index may not accurately measure the real rate of inflation in the prices of goods and services, whether for the U.S. or a foreign country. Market perceptions of adjustment times or a lag between the time a security is adjusted for inflation and the time interest is paid can each adversely affect an inflation-indexed security, particularly during periods of significant, rapid changes in inflation.

Risks of Investing in Money Market Securities

An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Sector Risk

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a fund that invests more broadly.

Securities Lending Risk

Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Small-Cap Company Risk

Investing in small-cap companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Social Criteria Risk

If a company stops meeting the Fund’s social criteria after the Fund acquires it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer meet the social criteria, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

Special Situations Risk

Small companies and emerging growth companies are often involved in “special situations.” Securities of special situation companies may decline in value and hurt the fund’s performance if the anticipated benefits of the special situation do not materialize.

Synthetic Securities Risk

Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

INVESTMENT GLOSSARY

Technology Sector Risk

Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products and services that at first appear promising may not prove to be commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Risks associated with technology stocks include, but are not limited to, the risks of short production cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, limited operating histories and management experience and patent and other intellectual property considerations.

Unseasoned Issuer Risk

Unseasoned companies are companies that have operated less than three years and are generally considered more speculative and entail greater risk than do investments in companies with an established operating record. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (generally those with less than a three-year operating history together with their predecessors and newly public companies). These companies may not have established products, more experienced management, or an earnings history and their stocks may lack liquidity and be very volatile.

U.S. Government Obligations Risk

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Unlike U.S Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the FHLMC, FNMA and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Warrant Risk

A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.

About the Indices

The MSCI EAFE Index (Europe, Australasia, Far East) (net)* is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom**.

The MSCI World Index (net)* is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria,

Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States**.

* The net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

** As of December 31, 2013

ACCOUNT INFO RMATION

VC I Shares

VC I is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, VC I offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.

Buying and Selling Shares

As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC I. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Funds;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement. None of the Funds currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, VC I reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund. Although VC I normally redeems Fund shares for cash, VC I has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-term Trading

The Funds, which are offered only through Contracts, Plans or IRAs, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors has adopted policies and procedures with respect to market timing activity as discussed below. VC I believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may also occur because of time zone differences between the foreign markets on which a Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund’s junk bond holdings. Market timers might try to purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of VC I’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Funds are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC I to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts.

ACCOUNT INFORMATION

VC I’s policy is that the Funds will rely on the Financial Intermediaries to monitor market timing within a Fund to the extent that VC I believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of a Fund.

There is no guarantee that VC I will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC I detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC I becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC I has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC I reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that VC I determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC I.

Payments in Connection with Distribution

VALIC, as a life insurance company and as the Adviser of the Fund, receives revenue sharing payments from certain sub-advisers to the Funds (other than SAAMCo) in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Fund, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the Adviser or sub-advisers.

Selective Disclosure of Portfolio Holdings

VC I’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Statement of Additional Information.

How Shares are Valued

The net asset value per share (“NAV”) for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00

p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The value of any share of open-end funds held by the Funds will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of securities. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change

ACCOUNT INFORMATION

on days when the Fund’s shares do not trade, which may impact the Fund’s NAV. During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income

For each Fund, dividends from net investment income are declared and paid annually. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains

When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences

As the owner of a Contract, a participant under your employer’s Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus, Plan document, custodial agreement or your tax professional for further information concerning the federal income tax consequences to you of investing in the Funds.

The Funds will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Funds incur foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Funds. The benefits to VALIC will not be passed to you or the Funds.

MANAGEMENT

Investment Adviser

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC I. As investment adviser, VALIC oversees the day-to-day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and VC I provides for VC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the “Investment Adviser” section in the Statement of Additional Information.

Investment Sub-Advisers

VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Funds according to each Fund’s investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC I has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. VC I and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser’s affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser’s affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds. A discussion of the basis for the Board of Directors’ approval of the sub-advisory agreements is available in VC I’s most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.”

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-Adviser is:

SunAmerica Asset Management, LLC (“SAAMCo”)

Harborside Financial Center, 3200 Plaza 5

Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is an indirect, wholly-owned subsidiary of AIG. As of [June 30, 2014], SAAMCo managed, advised and/or administered more than $[68.5] billion in assets.

MANAGEMENT

The Global Social Awareness Fund and International Equities Index Fund are managed by a team consisting of Timothy Campion, Kara Murphy, CFA, and Andrew Sheridan, with Mr. Campion serving as team leader. Mr. Campion is a Vice President, Portfolio Manager and Quantitative Analyst at SAAMCo. He is responsible for the management and trading of a wide variety of domestic index funds. Mr. Campion joined SAAMCo in 2012. Prior to joining SAAMCo, he was Vice President and Portfolio Manager at PineBridge Investments LLC since 1999. Ms. Murphy is the Chief Investment Officer of SAAMCo. Previously, Ms. Murphy was the Director of Research and a senior research analyst covering the financial sector. Before joining SAAMCo, Ms. Murphy held research positions at Chilton Investment Company and Morgan Stanley Investment Management. Her experience dates from 2000. Mr. Sheridan, a Vice President, Portfolio Manager and Senior Research Analyst, joined SAAMCo in 2003. In addition to his portfolio management responsibilities, Mr. Sheridan is a member of the SAAMCo research team, covering the technology industry.

How VALIC is Paid for its Services

Each Fund pays VALIC a monthly fee based on a percentage of average daily net assets.

A discussion of the basis for the Board of Directors’ approval of the investment advisory agreements is available in VC I’s most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.” Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2014.

Fund Name	Advisory Fee Paid (as a percentage of average daily net assets)

Global Social Awareness Fund	0.XX%
International Equities Index Fund	0.XX%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Annual Fund Operating Expenses in such Fund’s Summary.

Additional Information about Fund Expenses

Commission Recapture Program. Through a commission recapture program a portion of the Funds’ expenses have been reduced. “Other Expenses,” as reflected in the Annual Fund Operating Expenses on each Fund Summary, does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund.

Acquired Fund Fees and Expenses. Acquired fund fees and expenses include fees and expenses incurred indirectly by a Fund as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or pooled investment vehicles. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized expenses of, the particular acquired fund.

MANAGEMENT

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2010 through 2014 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of VC I, whose report, along with the Funds’ financial statements, is included in the VC I annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

[TO BE ADDED BY AMENDMENT]

INTERESTED IN LEARNING MORE?

The Statement of Additional Information (SAI) incorporated by reference into this prospectus contains additional information about VC I’s operations.

Further information about the Funds’ investments is available in VC I’s annual and semi-annual reports to shareholders. VC I’s annual report discusses market conditions and investment strategies that significantly affected the Funds’ performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC I. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648. VC I’s prospectus, SAI, and shareholder reports are available online at http://www.valic.com/Prospectuses-Reports_3240_424368.html.

The Securities and Exchange Commission (SEC) maintains copies of these documents, which are available on the EDGAR Database on the SEC’s web site at http://www.sec.gov. If you wish to review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov. A duplicating fee will be assessed for all copies provided by the SEC.

Investment Company Act filing number 811-03738

VALIC COMPANY I

Ticker Symbol:
GLOBAL SOCIAL AWARENESS FUND	VCSOX
INTERNATIONAL EQUITIES INDEX FUND (FORMERLY, INTERNATIONAL EQUITIES FUND)	VCIEX

STATEMENT OF ADDITIONAL INFORMATION

PART B

October 1, 2014

This Statement of Additional Information (“SAI”) is not a prospectus and contains information in addition to that in the Prospectuses for VALIC Company I (“VC I”). It should be read in conjunction with your Prospectus. The SAI relates to the Prospectuses dated October 1, 2014. This SAI applies to the following two portfolios of VC I: Global Social Awareness Fund and International Equities Index Fund (formerly, International Equities Fund). VC I’s Annual Report dated May 31, 2014 is incorporated by reference into this SAI. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company (“VALIC”), a Prospectus may be obtained by visiting http:/www.VALIC.com/Prospectuses-Reports_3240-424368.html, calling 1-800-448-2542, or writing VC I at P.O. Box 15648, Amarillo, Texas 79105-5648.

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GENERAL INFORMATION AND HISTORY

VC I was incorporated in Maryland on December 7, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with VC I and subject to the authority of VC I’s Board of Directors (the “Board”), VALIC serves as VC I’s investment adviser (the “Adviser”) and conducts the business and affairs of VC I. VC I consists of separate investment portfolios (hereinafter collectively referred to as the “Funds” or individually as a “Fund”), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each Fund covered in this SAI is “diversified” as the term is used in the 1940 Act. VALIC has engaged an investment sub-adviser (hereinafter referred to collectively, as the “Sub-adviser”) for each Fund to provide investment sub-advisory services, subject to VALIC’s oversight.

VC I issues shares of common stock of each Fund to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the “Plans” and each a “Plan”), Individual Retirement Accounts (“IRAs”) and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the “Contracts”).

VC I was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company (“AGSPC”) on January 14, 1985, to North American Funds Variable Product Series I on October 1, 2000, and to VALIC Company I on December 31, 2001. The individual Fund names also changed on December 31, 2001, as noted below. On May 1, 2008, the name changed to AIG Retirement Company I; and it was renamed VALIC Company I on May 1, 2009.

Name Prior to 10/1/2000	Name from 10/2000 to 12/31/2001	Name effective 12/31/2001
AGSPC International Equities Fund	North American – AG International Equities Fund	International Equities Fund
AGSPC Social Awareness Fund	North American – AG Social Awareness Fund	Social Awareness Fund

Effective October 1, 2007, the Social Awareness Fund changed its name to the Global Social Awareness Fund. Effective June 16, 2014, International Equities Fund changed its name to International Equities Index Fund.

INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objectives, policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders’ meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund’s outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions which have been approved by the Board. Non-fundamental investment restrictions and operating policies may be changed by the Board without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund’s total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody’s International, or Barra, and/or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Borrowing

Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

Commodities

No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

Concentration

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

Diversification

Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act. This means that each Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, (a) with respect to 75% of its total assets, more than 5% of the Fund’s total assets would be investment in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Issuance of Senior Securities

No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission (“SEC”) staff interpretation of the 1940 Act.

Lending

No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

Real Estate

No Fund may purchase or sell real estate except that each Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

Underwriting

No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Control of Companies

Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

Illiquid Securities

Each Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

Foreign Securities

To the extent consistent with their respective investment objectives, the Global Social Awareness Fund (up to 75% of its net assets) and the International Equities Index Fund (up to 100% of its net assets) may invest in foreign securities, which may include emerging market securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.

Margin

Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

Short Sales

Each Fund may not sell securities short except to the extent permitted by applicable law.

Investment Companies

Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

Asset-Backed Securities

A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

Single Investment Companies

Unless otherwise permitted by the 1940 Act, no Fund may invest more than 5% of total assets in a single investment company.

Total Investment Company Investment

Unless otherwise permitted by the 1940 Act, no Fund may invest more than 10% of total assets in investment company securities.

Single Investment Company Voting Securities

Unless otherwise permitted by the 1940 Act, no Fund may invest more than 3% of total assets in the voting securities of a single investment company.

Certificates of Deposit and Bankers Acceptances

The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

INVESTMENT PRACTICES

The Funds may assume temporary defensive positions in response to adverse market, economic, political or other conditions. The Funds may invest up to 100% of their total assets in high-quality, short-term debt securities and money market instruments for this purpose. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. When a Fund is in a defensive position, the opportunity to achieve its investment objective is limited. To the extent a Fund invests in money market mutual funds when in a defensive position, you will indirectly bear the cost of the money market funds’ advisory fees and operational fees.

For ease of reference, a table reflecting the investment practices in which the Funds may engage is located in Appendix B. In the event of any discrepancy between Appendix B and the disclosure contained in the prospectus and SAI, the latter shall control.

Adjustable Rate Securities

Each Fund may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Asset-Backed Securities

Each Fund may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

Each of the Funds listed above may invest in certain asset-backed securities known as structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. A SIV purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and asset-backed securities. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present issuer risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or if a demand for the new debt declines significantly, the SIVs may have to liquidate assets at a loss. Also, to the extent that SIVs’ assets represent investments in finance companies, the Funds may have significant exposure to the financial services market and disruptions in that market could result in lower valuations of the Funds’ holdings of SIV securities.

Bank Obligations

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to a Fund’s limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Convertible Securities

Each Fund may invest in convertible securities of foreign or domestic issuers. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objectives.

Depositary Receipts

Each Fund may purchase Depositary Receipts. Depositary Receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds’ exposure to foreign exchange risk.

Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. For purposes of a Fund’s investment policies, the Funds’ investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Eurodollar Obligations

Each Fund may, in accordance with its investment objective(s), policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

All Funds may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. VC I believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

Fixed Income Securities

Each Fund may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody’s or its equivalent by any other nationally rated statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by Standard & Poor’s Corporation (“S&P”) or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Sub-adviser will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section in the Appendix regarding “Description of Corporate Bond Ratings” for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Foreign Currency Exchange Transactions and Forward Contracts

Each Fund may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1.    Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a “settlement hedge” or “transaction hedge,” protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., “settled”). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as “anticipatory hedging.”

2.    Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a “position hedge.” For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro’s value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge, often called a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-advise each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund’s best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased; much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, the Sub-adviser could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency’s value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency’s appreciation. Similarly, if the Sub-adviser increases a Fund’s exposure to a currency and that currency’s value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the “Custodian” or “State Street”) will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund’s commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

Foreign Securities

Each Fund may invest in foreign securities. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes equity securities of foreign issuers, corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

In addition the Funds may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts;

many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Emerging Markets

The Funds may invest in companies located in emerging market countries. These investments may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund’s securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Money Market Securities of Foreign Issuers

Each Fund may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions, purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

Hybrid Instruments

Each Fund may invest in hybrid instruments, up to 10% of total assets. Hybrid instruments, which include indexed or structured securities (such as notes, bonds and debentures), combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments to 10% of total assets.

Hybrid instruments include “market access products,” which are often referred to as equity-linked notes. A market access product is a derivative security with synthetic exposure to an underlying local foreign stock. They include, for example, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of the agreement, an access product may lose value regardless of the strength of the underlying stock.

Hybrid instruments also include Participation Notes and Participatory Notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a Fund that holds them to counterparty risk (and this risk may be amplified if a Fund purchases P-notes from only a small number of issuers).

Structured Investments. Structured investments are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of this type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Illiquid Securities

Subject to their investment restrictions, each Fund may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund’s net assets as shown in the non-fundamental investment restrictions.

Interfund Borrowing and Lending Program

VC I has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Lending Portfolio Securities

Each Fund may make secured loans of its portfolio securities as described in the Funds’ fundamental investment restrictions for purposes of realizing additional income. The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Fund.

Collateral Requirements. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities market value on a daily basis. These loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. The collateral received consists of cash, U.S. Government securities, or such other collateral as permitted by interpretations or rules of the SEC and agreed upon by the Fund and the Custodian. The initial collateral received shall have a value of 102% or 105% of the market value of the loaned securities for domestic securities and non-domestic securities, respectively. There is a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day is determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower is required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to the Fund) are reduced by lending only securities for which a ready market exists. This reduces the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

Rights with Respect to Loaned Securities. While the securities are on loan, the Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund is callable at any time by the lending Fund and shall be returned to the Fund within a period of time specified in the respective securities loan agreement and in no event later than the end of the customary settlement period for such loaned securities. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund may call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund’s investment in the securities being loaned. Although the Funds’ programs allow for the recall of securities for any reason, it may not always be possible for securities on loan to be recalled in time to be voted. Generally, a Fund will not call a security on loan to be voted if it is determined that the aggregate holdings of such security by the Funds are not material based on a standard approved by the Board.

Termination of Loans. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the lending Fund is permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially.

On termination of the loan, the borrower is required to return the securities to the lending Fund. Any gain or loss in the market price during the loan inures to the lending Fund. The lending Fund may pay reasonable fees in connection with a loan of its securities. There can be no assurance that the risks described above will not adversely affect the Fund.

Risks of Lending Portfolio Securities. Securities lending involves exposure to other risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund could also lose money if it does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

There is also a risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Loan Participations and Assignments

Each Fund may invest in loan participations and assignments. Loan participations include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interposed between the Fund and the borrower is determined by the Sub-adviser to be creditworthy. When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund and calculating its net asset value.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities as described above. Loan participations and assignments may be considered liquid, as determined by the Fund’s Sub-adviser.

Master Limited Partnerships

Each Fund may also invest in master limited partnerships (“MLPs”) or limited partnerships. Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance movies, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Mortgage-Related Securities

Each Fund may invest in mortgage-related securities described below, except as otherwise indicated. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.”

Recent Market Events. Beginning in 2007, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline and putting additional downward pressure on the prices of other securities. Such events may have an adverse effect on the Funds.

In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities’ stock.

In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship, including entering into a contractual arrangement (each a “Senior Preferred Stock Purchase Agreement”) with each of FNMA and FHLMC under which, if FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The aggregate amount that may be contributed under each Senior Preferred Stock Purchase Agreement may not exceed the greater of (a) $200 billion, or (b) $200 billion plus the cumulative total of amount due under the Senior Preferred Stock Purchase Agreement determined for calendar quarters in calendar years 2010, 2011, and 2012, less the amount by which the recipient’s (FNMA or FHLMC, as the case may be) total assets exceed its total liabilities determined as of December 31, 2012. FNMA and FHLMC are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses.

It is not known when or how the conservatorships will be terminated or what changes to FNMA’s and FHLMC’s business structures will be made during or following the termination of the conservatorships. However, the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act required the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships, including such options as the gradual winding-down and liquidation of FNMA and FHLMC or the privatization of such entities. On February 11, 2011, the Treasury and the U.S. Department of Housing and Urban Development released their report to Congress on reforming America’s housing finance market. The report provides that the Obama Administration will work with FHFA to determine the best way to responsibly reduce FNMA’s and FHLMC’s role in the market and ultimately wind down both institutions.

On February 18, 2009, the Obama Administration announced the Making Home Affordable Plan (formerly the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by FNMA and FHLMC to be refinanced without obtaining additional credit enhancement beyond that already in place for that loan; and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders and homeowners. To the extent that servicers and borrowers of FNMA and FHLMC participate in these programs in large numbers, it is likely that the costs incurred by FNMA and FHLMC associated with modifications of loans, servicer and borrower incentive fees and the related accounting impacts will be substantial.

Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC, no assurance can be given that the initiatives described above will be successful. The obligations of FNMA and FHLMC are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than FNMA and FHLMC.

FNMA and FHLMC has each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association, known as “GNMA”) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantors of mortgage-related securities are GNMA, FNMA and the FHLMC. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets VC I’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet VC I’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, set forth above under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor

U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

Each Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities (SMBSs)

Each Fund may invest in SMBs to the extent such investments are consistent with a Fund’s investment objective and strategies.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

While IOs and POs are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s net asset value per share. Only government IOs and POs backed by fixed-rate mortgages and determined to be liquid under established guidelines and standards may be considered liquid securities not subject to a Fund’s limitation on investments in illiquid securities.

Options and Futures Contracts

Each Fund may invest in options and futures.

Options on Securities and Securities Indices

Each Fund may write covered call and put options on securities and securities indices.

Writing Covered Calls/Put Options. The International Equities Index Fund may also write covered call and put options on foreign currencies that correlate with the Fund’s portfolio of foreign securities. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or “strike” price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To “cover” a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant (“FCM”) as margin, equals the market value of the instruments underlying the put option written.

Writing Options on Securities/ Securities Indices. Each Fund may write options on securities and securities indices. The International Equities Index Fund may write options on currencies for the purpose of increasing the

Funds’ return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund’s position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund’s position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index “multiplier.”

Call or put options on a stock index may be written at an exercise or “strike” price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be “in the money.” In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500® Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

Purchasing Options on Securities/ Securities Indices. Each Fund may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. The International Equities Index Fund may also purchase put options on foreign currencies that correlate with the Fund’s portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by a Fund, the Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Over-the-Counter Options. Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. The International Equities Index Fund may use over-the-counter (“OTC”) options. These Funds may invest in OTC options as a means of generating additional income. Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded OTC. In this regard, the Funds may enter into contracts with the primary dealers with whom they write OTC options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined through good faith negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time.

Writing Covered Call and Put Options and Purchasing Call and Put Options

Each Fund may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written to minimize or hedge against anticipated declines in the value of the Fund’s securities. The International Equities Index Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated. To “cover” an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

Writing Exchange-Traded Covered Options. The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund’s portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund’s portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Purchasing Exchange-Traded Covered Options. Each Fund may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund’s particular portfolio securities.

A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Unlisted Options. Unlisted options may be used by the International Equities Index Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit quality to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is “in-the-money.”

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options — the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options — the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options — possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund’s portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund’s investment results may have been better without the hedge.

Financial Futures Contracts

Each Fund in accordance with its investment objective(s), investment program, policies, and restrictions, may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income.

Each Fund may also write covered put options on stock index futures contracts.

The International Equities Index Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon.

Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities it is based on a specified index of stocks. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500® Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead they are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted financial futures contracts, which may be purchased or sold by the International Equities Index Fund are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund’s total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the “face amount” of such contracts. The International Equities Index Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.

When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with a futures commission merchant (“FCM”) an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a financial futures contract represents a good faith deposit securing the customer’s contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as “marking to market.”

A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund’s net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

For bona fide hedging purposes, each Fund may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Index Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right, in return for the premium paid, to purchase a financial futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or “premium”) paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail certain risks, including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds’ portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund’s transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund’s portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all the contract’s settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract’s value (marked to market daily) over the contract’s settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund’s portfolio securities “covering” a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following: (i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of “last sale” information for foreign currencies, and (iii) the need to use “odd lot” transactions for underlying currencies at prices less favorable than those for “round lot” transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to “close out” (i.e., terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund’s assets posted as margin in connection with these transactions as permitted under the 1940 Act. See “Other Information, Custody of Assets” in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could affect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser’s ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser’s ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-adviser will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

Each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to futures contracts that are not contractually required to “cash-settle,” each Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to futures contracts that are contractually required to “cash-settle,” however, each Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Fund may employ leverage to a greater extent than if the Fund segregated assets equal to the full notional value of such contracts. Each Fund also has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.

In February 2012, the CFTC adopted certain regulatory changes that subject the adviser of a registered investment company to registration with the CFTC as a CPO if the company is unable to comply with certain trading and marketing limitations. With respect to investments in commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, a registered investment company must meet one of the following tests: (1) the aggregate initial margin and premiums required to establish the company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed one hundred percent (100%) of the liquidation value of the company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or derivatives markets. These went into effect on December 31, 2012. In the event that the Adviser is required to register as a CPO, the disclosure and operations of certain Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase the Funds’ expenses. Other potentially adverse regulatory initiatives could also develop.

Other Investment Companies

Each Fund may invest in securities of other investment companies (including HOLDRs and exchange-traded funds (“ETFs”) such as, but not limited to, iShares and SPDRs, all as described in more detail below), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds may choose to purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits a Fund from acquiring more than 3% of the voting shares of any other investment company, and from investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

Holding Company Depositary Receipts (“HOLDRs”) are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices or various countries and regions. iShares are managed by Barclays Global Investors and are listed on the American Stock Exchange (“AMEX”). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Standard & Poor’s Depositary Receipts (“SPDRs”) are AMEX-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and investments in SPDRs are subject to each Fund’s limitations on investment company holdings.

Passive Foreign Investment Companies

Each Fund may invest in passive foreign investment companies (“PFICs”). PFICs are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Privately Placed Securities

Each of the Funds may invest in privately placed securities, to the extent consistent with their investment objective, which are subject to resale restrictions and may additionally be limited by restrictions on investments in illiquid securities or Rule 144A securities.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Each Fund may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

Each Fund may also invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well-established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Sub-adviser pursuant to guidelines and procedures established by the Board of Directors. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security (except for the International Equities Index Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. Government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund’s holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller’s obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with VC I’s Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Sub-adviser will evaluate the creditworthiness of all banks and broker-dealers with which VC I proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund’s total assets.

Rule 144A Securities

Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. VC I, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds’ non-fundamental investment restriction concerning illiquidity. Determining whether a Rule 144A security is liquid or not, is a question of fact. In making this determination VC I will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition VC I may consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by VC I and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds’ holding of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds’ investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund’s investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

Short Sales

Short sales are affected by selling a security that a Fund does not own. Each Fund may engage in “short sales against the box.” This technique involves selling either a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

U.S. Government Obligations

Each Fund may invest in a variety of debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. Government, which may be purchased by each Fund, also vary in terms of their maturities at the time of issuance.

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or December 31, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

Variable Rate Demand Notes

Each Fund may invest in variable rate demand notes (“VRDNs”). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Any purchase of VRDNs will meet applicable diversification and concentration requirements.

Warrants and Rights

Each Fund may invest in or acquire warrants or rights to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

When-Issued, Delayed Delivery and Forward Commitment Securities

Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Funds may realize capital gains or losses in connection with these transactions. Each Fund is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

INVESTMENT ADVISER

VALIC serves as investment adviser (“Adviser”) to all the Funds, pursuant to an investment advisory agreement (“Advisory Agreement”) dated January 1, 2002, that was last approved by the Board of Directors on August 5-6, 2013. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average monthly net asset value.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC’s sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts, IRAs and Plans. VALIC is a stock life insurance company and is a wholly-owned subsidiary of AGC Life Insurance Company, which itself is wholly-owned by AIG Life Holdings, Inc. (formerly named SunAmerica Financial Group, Inc.). AIG Life Holdings, Inc. is a wholly-owned subsidiary of SAFG Retirement Services, Inc., which is a wholly-owned subsidiary of American International Group, Inc. (“AIG”).

Pursuant to the Advisory Agreement, VC I retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which VC I may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that VC I pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by VC I include, but are not limited to, transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts.

VC I pays VALIC a monthly fee calculated daily at the following annual percentages of each Fund’s assets:

Fund Name	Advisory Fee Rate
Global Social Awareness Fund	0.50% on the first $500 million; 0.475% on the next $500 million; and 0.45% on assets over $1 billion.
International Equities Index Fund	0.35% on the first $500 million; 0.25% on the next $500 million and 0.24% on assets over $1 billion.

Actual investment advisory fees paid by VC I for the last three fiscal years are shown in the table herein.

	Investment Advisory Fees Paid for Fiscal Year Ended May 31,
Fund Name	2014	2013	2012

Global Social Awareness Fund	[$ ]	$1,394,190	$1,326,535
International Equities Index Fund	[$ ]	$2,657,790	$2,694,337

The Advisory Agreement requires that VALIC’s advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund’s benefit, and to advise VC I’s Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund’s portfolio transactions or of other arrangements that may benefit any of the Funds or VC I.

Code of Ethics

VC I and VALIC have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “VALIC Code”), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by “Access Persons” thereof. An Access Person as defined in the VALIC Code is (1) any Advisory Person, as defined below, of VC I or VALIC; (2) trustees, directors, officers or partners of VALIC are presumed to be Access Persons; (3) trustees, Directors, officers and general partners VC I are presumed to be Access Persons; (4) any trustee, director, officer or general partner of the underwriter, ACSI, who in the ordinary course of business makes, participates in, or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of business relate to the making of any recommendation to VC I regarding the purchase or sale of securities; (5) any Supervised Person, as defined below, who has access to nonpublic information regarding any VC I purchase or sale of securities, or nonpublic information regarding the portfolio holdings of VC I; (6) any Supervised Person who is involved in making securities recommendations to VC I, or has access to such recommendations that are nonpublic; and (7) any other persons designated by the Chief Compliance Officer or Review Officer as having access to current trading information for VC I. “Advisory Person” as defined in the VALIC Code is: (1) any trustee, director, officer or employee of VC I or VALIC (or of any company in a control relationship to VC I or VALIC) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by VC I, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (2) any natural person in a control relationship, or deemed by the Review Officer to be in a control relationship, to VC I or VALIC who obtains information concerning the recommendations made to VC I with regard to the purchase or sale of a security. Examples of Advisory Persons are VC I Portfolio Managers, Traders and Analysts. A “Supervised Person” as defined in the VALIC Code includes VALIC’s partners, officers, directors and employees, and any other person who provides advice on behalf of VALIC and is subject to VALIC’s supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) services as a director.

Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by VC I. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute’s Advisory Panel. Such guidelines are designed to address conflicts of interest that may arise in connection with certain personal investing, but there can be no assurance that the VALIC Code or the guidelines contained therein will eliminate such conflicts.

The Sub-adviser has adopted a code of ethics. Provisions of the Sub-adviser’s code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by the Sub-adviser. Such provisions may be more restrictive than the provisions set forth in the VALIC Code. Material violations of the Sub-adviser’s code of ethics will be reported to VC I’s Board of Directors.

The VALIC Code can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for more information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT SUB-ADVISER

Subject to the control, supervision and direction of VALIC, SunAmerica Asset Management, LLC (“SAAMCo” or the “Sub-adviser”) provides sub-advisory services to the Global Social Awareness Fund and International Equities Index Fund.

Pursuant to the Sub-advisory Agreement VALIC has with SAAMCo and subject to VALIC’s oversight, SAAMCo will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in each Fund. Further, SAAMCo will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, establish accounts with brokers and dealers selected by SAAMCo, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by SAAMCo and VALIC.

VALIC pays SAAMCo a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to SAAMCo for each Fund may vary according to the level of assets of each Fund. For the fiscal year ended May 31, 2014, VALIC paid fees to SAAMCo equal to the following aggregate annual rates, expressed as a percentage of the assets of each Fund:

Fund Name	Aggregate Sub-Advisory Fee Rate

Global Social Awareness Fund	0.25%
International Equities Index Fund	0.10%

* Prior to June 16, 2014, PineBridge Investments LLC was the sub-adviser to each Fund, and received the same sub-advisory fee rate from each Fund.

For the last three fiscal years ended May 31, VALIC paid the Sub-advisers fees for the services rendered and expenses paid by the Sub-advisers as shown below.

Fund	Sub-Adviser	2014	2013	2012
Global Social Awareness Fund[1]	SAAMCo		-	-
	PineBridge		697,095	663,268
International Equities Index Fund[1]	SAAMCo		-	-
	PineBridge		862,955	877,696

1	Effective June 16, 2014, SAAMCo replaced PineBridge as the Fund’s sub-adviser.

For the last three fiscal years ended May 31, VALIC retained the following amounts after the payment of sub-advisory fees:

	Fees Retained by VALIC for Fiscal Year Ended May 31,
Fund Name	2014		2013	2012
Global Social Awareness Fund	[	]	697,095	663,267
International Equities Index Fund	[	]	1,794,835	1,816,641

SAAMCo is an indirect wholly-owned subsidiary of AIG.

SERVICE AGREEMENTS

Amended and Restated Administrative Services Agreement

VC I has entered into an Amended and Restated Administrative Services Agreement (“Administrative Services Agreement”) with SAAMCo to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board of Directors, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services. Without limiting the generality of the foregoing, the Administrator (or its appointed service provider): assists with the preparation of prospectuses, statements of additional information, registration statements, and proxy materials; develops and prepares communications to shareholders, including the annual and semi-annual reports to shareholders; coordinates and supervises the preparation and filing of Fund tax returns; assists with the design, development, and operation of the Funds; prepares the Funds’ financial statements; determines the net asset value of the Funds’ shares; supervises the Funds’ transfer agent with respect to the payment of dividends and other distributions to shareholders; and calculates performance data of the Funds.

Pursuant to the Administrative Services Agreement, VC I pays SAAMCo an annual fee of 0.06% based on average daily net assets, plus an accounting fee of 0.0075% on the first $75 billion; 0.006% on the next $25 billion; and 0.005% in excess of $100 billion*. These fees are paid directly by the Funds. For the last three fiscal years ended May 31, the Funds paid SAAMCo the following administrative services fees under the Administrative Services Agreement.

Fund Name	2014	2013	2012
Global Social Awareness Fund	[ ]	195,187	185,715
International Equities Index Fund	[ ]	604,266	614,465

* Prior to [        ], the VC I paid SAAMCo an annual fee of 0.07% based on average daily net assets.

Master Transfer Agency and Service Agreement

VC I has entered into a Master Transfer Agency and Service Agreement with VALIC to provide transfer agent services to the Funds. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to VC I at cost.

For the last three fiscal years ended May 31, the Funds paid VALIC the following transfer agent fees under the Transfer Agency and Service Agreement.

Fund Name	2014	2013	2012
Global Social Awareness Fund	[ ]	1,892	1,874
International Equities Index Fund	[ ]	9,292	9,612

PORTFOLIO MANAGERS

Other Accounts

The portfolio managers primarily responsible for the day-to-day management of the Funds, all of whom are listed as provided in the Prospectus (“Portfolio Managers”), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of May 31, 2014, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account’s performance is provided in parentheses.

Fund	Sub-adviser	Portfolio Manager	Other Accounts (As of May 31, 2014)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($millions)	No. of Accounts	Assets ($millions)

Global Social	SAAMCo	Campion, Timothy	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Awareness Fund; International Equities		Murphy, Kara
Index Fund			[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
		Sheridan, Andrew	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Potential Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients, (“Other Client Accounts”) in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

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Trade Allocations. One situation where a conflict may arise between the Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, a Sub-adviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds and the Sub-adviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund and Sub-adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

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Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Funds and Other Client Accounts may result in the Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Fund or to certain Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser and Sub-advisers seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser and Sub-advisers do not track the time a Portfolio Manager spends on the Fund or a single Other Client Account, they do periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer (or Other Account) over the other, causing a conflict of interest.

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Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Advisers’ and Sub-advisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Sub-adviser’s Codes of Ethics will eliminate such conflicts.

Other than the conflicts described above and in the sections below, VC I is not aware of any material conflicts that may arise in the connection with each Sub-adviser’s management of the Fund’s investments and such Other Accounts. We believe the Sub-advisers have adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Funds for whom they serve as Portfolio Managers and treat every Fund they sub-advise fairly and equitably over time.

Compensation

Pursuant to the Sub-advisory Agreements, SAAMCo is responsible for paying its own expenses in connection with the management of the Funds, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers is described below.

SAAMCo

Compensation. SAAMCo Portfolio Manager compensation has a salary, where eligible an incentive compensation component based on fund performance of the funds managed by the Portfolio Manager and a short term incentive (STI) bonus component. The salary is a fixed annual salary, and is generally based on the Portfolio Managers’ responsibilities and leadership role within the organization. The incentive compensation component is determined by fund performance of the funds managed by the Portfolio Manager. It is determined by the fund’s total return, net of fees, relative to the three-year and five-year Lipper, Inc. rankings, where applicable. The STI is discretionary and based on both the individual’s performance and the organizational performance of SunAmerica Financial Group in the current compensation period. In addition, SAAMCo may award long-term incentive (LTI) compensation to an eligible Portfolio Manager who consistently meets or exceeds relative performance criteria.

SAAMCo believes its compensation program is adequate to incentivize Portfolio Managers and analysts to seek maximum performance within risk parameters described in the Funds’ prospectuses.

Ownership of Portfolio Shares

As of May 31, 2014, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Funds had any ownership interest in a Fund that they managed.

PORTFOLIO TURNOVER

[to be updated in subsequent filing]

PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.

Each Fund purchases and sells most of its portfolio securities on a national securities exchange on an agency basis.

When VC I purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When VC I purchases securities from the issuer, an underwriter usually receives a commission or “concession” paid by the issuer. When VC I purchases securities from a market-maker, it pays no commission, but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction.

In purchasing and selling each Fund’s portfolio securities, it is the policy of the Sub-adviser to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-adviser considers such factors as: the broker or dealer’s reliability; the quality of the broker or dealer’s execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In transactions executed on securities or commodities exchanges, the Sub-adviser seeks the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain directed brokerage and research services, as explained below). When the Sub-adviser believes that more than one firm meets these criteria the Sub-adviser may prefer brokers who provide the Sub-advisers or VC I with directed brokerage and research services, described below.

Commission Recapture: A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board of Directors has determined that a commission recapture arrangement with Capital Institutional Services, Inc. is in the best interest of each Fund and its shareholders and therefore has conveyed the information to Sub-advisers. A Fund may participate in commission recapture arrangements, provided the Portfolio Manager can still obtain the best price and execution for trades. Commission recapture arrangements are generally subject to a proposed commission recapture target based on asset class or styles having varying liquidity and “special handling” requirements. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the commission recapture arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a commission recapture transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage commission recaptured of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the commission recapture arrangements will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the commission recapture arrangements.

The following chart reflects the commissions recapture activity for the last three fiscal years ended May 31.

	Fiscal Year Ending		% of Average Net Assets		Fiscal Year Ending	% of Average Net Assets	Fiscal Year Ending	% of Average Net Assets
	05/31/2014		05/31/2014		05/31/2013	05/31/2013	05/31/2012	05/31/2012
Global Social Awareness Fund	[	]	[	]	7,360	0.00%	23,954	0.01%
International Equities Index Fund	[	]	[	]	-	-	-	-

Research services: The Sub-adviser may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction if the Sub-adviser determines in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-adviser viewed in terms of either that particular transaction or the overall responsibilities of the Sub-adviser. The Sub-adviser receives a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-adviser primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.

The Sub-adviser evaluates whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities for VC I. The Sub-advisers will not cause VC I to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-adviser’s overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-adviser receives research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-adviser’s ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Sub-adviser in servicing all of the Funds, and the Sub-adviser may not use all such services in managing the Funds.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by VC I’s Board of Directors.

The following tables list brokerage commissions paid by each Fund on portfolio transactions for the last three fiscal years ended May 31. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers.

2014 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers*	Percentage of Commissions paid to Affiliated Broker- Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Global Social Awareness Fund	[ ]	-	[ %]	[ ]%
International Equities Index Fund	[ ]	-	[ %]	[ ]%

In addition, for the fiscal year ended May 31, 2014, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds’ Sub-advisers:

Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
Global Social Awareness Fund	[ ]	[ ]
International Equities Index Fund	[ ]	[ ]

2013 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers*	Percentage of Commissions paid to Affiliated Broker- Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Global Social Awareness Fund	416,375	-	0.00%	0.00%
International Equities Index Fund	531,697	-	0.00%	0.00%

2012 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers*	Percentage of Commissions paid to Affiliated Broker- Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Global Social Awareness Fund	403,401	-	0.00%	0.00%
International Equities Index Fund	751,407	-	0.00%	0.00%

The following table sets forth the value of Funds’ holdings of securities of VC I’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of May 31, 2014.

Fund	Broker Dealer	Value (000’s)
Global Social Awareness Fund
International Equities Index Fund

Occasions may arise when one or more of the Funds, or other accounts that may be considered affiliated persons of the Funds under the 1940 Act, desires to purchase or sell the same portfolio security at approximately the same time. Specifically, the Sub-adviser’s such written procedures provide that in allocating purchase and sale transactions made on a combined basis, the Sub-adviser will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker’s commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. The Sub-adviser will not engage in a transaction as described above unless, in the Sub-adviser’s opinion, the results of the transaction will, on the whole, be in the best interests of the Fund.

OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. Pursuant to a distribution agreement, AIG Capital Services, Inc. (“ASCI”) acts without remuneration as VC I’s agent in the distribution of Fund shares to the VALIC separate accounts, separate accounts of other life insurance companies that may or may not be affiliated with VALIC, and, subject to applicable law, to qualified pension and retirement plans and individual retirement accounts outside of the separate account context.

The distribution agreement between ACSI and VC I provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a) (i) by the Board of Directors of VC I, or (ii) by vote of a majority of VC I’s outstanding voting securities (as defined in the 1940 Act) and (b) by the affirmative vote of a majority of VC I’s Directors who are not “interested persons” (as defined in the 1940 Act) of VC I by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of Directors of VC I or by a vote of a majority of the outstanding voting securities of VC I, or by ACSI, on sixty days’ written notice to the other party. The distribution agreement also provides that it shall automatically terminate in the event of its assignment.

Pursuant to the distribution agreement, ACSI pays promotional and advertising expenses and the cost of printing prospectuses used to offer and sell shares of VC I (after typesetting and printing the copies required for regulatory filings by VC I). Promotional and advertising expenses include any expense related to distribution of shares of the Funds or attributable to any activity primarily intended to result in the sale of shares, including, for example, the preparation, printing, and distribution of advertising and sales literature (including reports to shareholders used as sales literature). VALIC reimburses ACSI for these expenses. Thus all such expenses incurred by ACSI are passed directly on to VALIC. VC I pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

ACSI has adopted a code of ethics with similar terms and conditions to VALIC’s and VC I’s codes of ethics, as described in this Statement of Additional Information.

Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, VC I redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC I’s shareholders.

VC I normally redeems Fund shares for cash. Although VC I, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in VC I portfolio securities at their value used in determining the redemption price (i.e., by redemption-in-kind), VC I, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, VC I has committed to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of VC I’s net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund’s outstanding shares at such time.

DETERMINATION OF NET ASSET VALUE

Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading. The Board is responsible for the share valuation prices and has adopted a policy and procedure (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee which is responsible for, among other things, making certain determinations in connection with the Funds’ fair valuation procedures. A description of the pricing procedures that are generally used to value the securities held by a Portfolio are described below.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of securities. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement prices established by the exchange on which they trade. Options and swap contracts traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Option and swap contracts traded on over-the-counter markets are marked to market daily based on quotations received from an approved outside pricing service or market makers. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate. Other securities are valued on the basis of last sale or bid price (if last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market

Bonds, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads, models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices, in the market for such Loans, as provided by a third party service.

Securities for which market quotations are not readily available or whose value may be significantly impacted if a development/significant event occurs, are valued as determined pursuant to procedures adopted in good faith by the Board of Directors. There is no single standard for making fair value determinations, which may result in prices that vary from those of other Funds.

A Fund’s liabilities, including proper accruals of expense times, are deducted from total assets. The net asset value of each Fund is divided by the total number of shares outstanding to arrive at the net asset value per share.

ACCOUNTING AND TAX TREATMENT

Under the Internal Revenue Code (the “Code”), each Fund is treated as a separate regulated investment company if qualification requirements are met. To qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, and franchise or withholding tax liabilities.

So long as a Fund qualifies as a regulated investment company, such Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that it distributes to its shareholders at least 90% of its net investment income and 90% of its net exempt interest income for the taxable year. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Fund at net asset value unless the transfer agent is instructed otherwise by the owner of the shares.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year; various remedial opportunities may be available. Further, if a Fund should fail to qualify as a regulated investment company, such Fund would be considered as a single investment, which may result in Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Contract would be taxed currently to the holder, and the holder would remain subject to taxation thereafter even if the contract later becomes adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to regulated investment companies whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Fund intends to qualify for this exemption or to comply with the calendar year distribution requirement.

In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

A Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund could fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the Contract owner would be treated as the owner of the shares, the Contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code, all income and gain earned in past years and currently inside the Contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.

Since the shares of the Funds are offered only in connection with the Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the Contract holder level. For information concerning the U.S. federal income tax consequences to purchasers of the Contracts, see the Prospectus for such Contracts. Purchasers of the Contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.

A Fund may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Fund equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Fund receives no actual interest payments thereon. Original issue discount is treated as income earned by a Fund and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments.

Options, forward contracts, futures contracts and foreign currency transactions entered into by a Fund will be subject to special tax rules. These rules may accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Fund.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.

REITs in which Funds invest may hold residual interests in real estate mortgage investment conduits (“REMICs”). Certain types of income received by these Funds from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To shareholders of these Funds, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Fund.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A substantial portion of a Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Under the “wash sale” rule, losses incurred by a Fund on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Fund will be adjusted to reflect the disallowed loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A passive foreign investment company (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus a certain interest charge, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Fund’s taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

OTHER INFORMATION

Shareholder Reports

Annual Reports containing audited financial statements of VC I and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. VC I’s Annual Report dated May 31, 2014 is incorporated by reference into this Statement of Additional Information.

Voting and Other Rights

VC I has an authorized capitalization of 29 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 34 classes comprising 750 million to 1 billion shares each. Each of the 34 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund.

Each outstanding share has one vote on all matters that shareholders vote on. Contract owners or Plan participants vote on these matters indirectly, by voting their units, or IRA owners vote their units directly. The manner in which participants vote their units depends on their Contract or Plan. See “Voting Rights” in your Contract prospectus or Plan document for a discussion and specific details about manner in which shares of the Fund are voted. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Maryland law does not require VC I to hold regular, annual shareholder meetings. However, VC I must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions in the “Investment Restrictions” section, above; and (c) to fill vacancies on VC I’s Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares of all of the Funds vote to have this meeting. Then, to remove a Director at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.

VC I will assist in shareholder communications.

Control Persons and Principal Holders of Securities

VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and Contract owners.

At August 31, 2014, VALIC, American General Life Insurance Company (“AGL”), and The United States Life Insurance Company in the City of New York (“USL”) through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):

	VALIC		AGL	USL
Global Social Awareness Fund	[	]	-	-
International Equities Index Fund	[	]	*	-

*Less than 5% ownership.

As of August 31, 2014, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates, IRAs and Plans. None of these other shareholders owned of record more than 5% of any Fund’s outstanding shares.

Proxy Voting Policies and Procedures

Proxy Voting Responsibility

VC I has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of VC I and its Adviser, VALIC. The policies and procedures enable each Fund to vote proxies in a manner consistent with the best interests of its shareholders.

VC I has retained a proxy voting service, the Institutional Shareholder Services (“ISS”), to effect votes on behalf of each Fund according to the Fund’s policies and procedures, and to assist each Fund with recordkeeping of proxy votes.

Company Management Recommendations

When determining whether to invest in the securities of a particular company, one of the key factors the Portfolio Manager may consider is the quality and depth of the company’s management. In holding portfolio securities, each Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. VC I’s policies and procedures therefore provide that the Funds will generally vote in support of management recommendations on most corporate matters. When a Fund’s Portfolio Manager is dissatisfied with a company’s management, the Fund typically will sell the holding.

Case-By-Case Voting Matters

The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the proxy voting committee may generally rely on the guidance or a recommendation from the proxy voting service, but may also rely on other appropriate personnel of VALIC and/or the Sub-adviser of a Fund, or other sources. In these instances, such person(s) will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of a Fund’s Positions on Voting Matters

Consistent with the approaches described above, the following are examples of a Fund’s voting positions on specific matters:

—	Vote on a case-by-case basis on proposals to increase authorized common stock;
—	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);
—	Vote on a case-by-case basis regarding finance, merger and acquisition matters;
—	Vote against most shareholder proposals;
—	Abstain from voting on social responsibility or environmental matters, unless the Fund’s objective is directly related to the social or environmental matter in question;
—	Not vote proxies for index funds/portfolios and passively managed funds/portfolios; and
—	Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest

Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of VC I’s proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are affected according to the policies and procedures by ISS, an independent third party.

However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interests of VALIC, VC I’s principal underwriter, or one of VALIC’s or the underwriter’s affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will meet, time permitting, before casting the vote to ensure that the Fund votes in the best interests of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse him or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund’s shareholders.

Proxy Voting Records

ISS maintains records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll-free at 1-800-448-2542, and (2) on the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings Policies and Procedures

The Board of Directors of VC I has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, VC I does not provide or permit others to provide information about the Fund’s portfolio holdings on a selective basis.

VC I makes the Funds’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within seventy (70) days of the end of VC I’s fiscal quarter. In addition, the Fund’s complete holdings information will be made available on the Fund’s website on a monthly basis. The Funds’ holdings at the end of each month will be posted approximately 30 days after the month end.

In addition, VC I generally makes publicly available, on a periodic basis, information regarding a Fund’s top ten holdings (including name and percentage of a Fund’s assets invested in each holding) and the percentage breakdown of a Fund’s investments by country, sector and industry, as applicable. This information is generally made available through VALIC’s website, marketing communications (including printed advertising and sales literature), and/or VALIC’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by legal and compliance personnel. VALIC and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. VC I’s chief compliance officer and/or the Adviser’s legal counsel are/is responsible for authorizing the selective release of portfolio holding information. If the request is approved, VC I and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.

Non-public holdings information may be provided to VC I’s service providers on an as-needed basis in connection with the services provided to the Funds of VC I by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Funds’ adviser, VALIC, and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Board. The entities to which VC I provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds of VC I are required to maintain the confidentiality of the information provided.

VC I’s chief compliance officer and the Adviser’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds’ participants and the Funds’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds’ operation or useful to the Funds’ participants without compromising the integrity or performance of the Funds.

At each quarterly meeting of the Board of Directors of VC I, the Board reviews a report detailing third parties to whom the Funds’ portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.

In the event a Sub-adviser is engaged to assume sub-advisory duties of a Fund, VC I routinely discloses portfolio holdings information to such Sub-adviser prior to its assumption of duties. VC I does not receive any compensation or other consideration from these arrangements for the release of the Funds’ portfolio holdings information.

Each of the below listed third parties have been approved to receive information concerning the Funds’ holdings: (1) PricewaterhouseCoopers, LLP (“PwC”), the Independent Registered Public Accountants; (2) Institutional Shareholder Services (“ISS”), a proxy voting service provider; (3) State Street Bank & Trust Company, Custodian; (4) Zeno Consulting Group and ITG, brokerage transaction analysis; (5) Morningstar, Lipper and Bloomberg LLP, database services; (6) RR Donnelley, financial printer, (7) Investment Company Institute, survey information; (8) Manhattan Creative Partners (d/b/a “Diligent”), Board of Directors materials; (9) Fluent Technologies, marketing materials; and (10) Finadium, LLC, securities lending consultant. PwC is provided with entire portfolio holdings information during periods in which it reviews shareholder reports and regulatory filings, and does not publicly disclose this information. ISS receives entire portfolio holdings information on a weekly basis for the purpose of voting proxies on behalf of the Funds and does not publicly disclose this information. State Street Bank & Trust Company has daily access to the Funds’ portfolio holdings information as the Funds’ custodian and does not publicly disclose this information. Zeno Consulting Group and ITG receive portfolio holdings information for the purpose of analyzing brokerage execution statistics approximately 15 days after the quarter end and do not publicly disclose this information. Lipper receives portfolio holdings information within 20 days of each month end and makes certain information available approximately 30 days after its receipt. Morningstar receives portfolio holdings information approximately 35 days after each month end and makes information available through Morningstar Direct to subscribers approximately one week after its receipt. Bloomberg receives portfolio holdings information for each Fund on a monthly basis, approximately 45 days after the month end and makes information available to subscribers of Bloomberg’s databases within 1 to 14 days of its receipt. RR Donnelley has access to portfolio holdings information approximately 30 days after the Funds’ fiscal quarter in preparation of shareholder reports and regulatory filings and does not make publicly disclose this information. The Investment Company Institute receives certain portfolio holdings information approximately 15 days after each calendar quarter and does not publicly disclose the information before the Funds’ release of such information. Manhattan Creative Partners has access to certain portfolio holdings information provided to the Board of Directors approximately thirty days after each quarter end, and does not publicly disclose this information. Fluent Technologies receives certain portfolio holdings information on a quarterly basis within 10 business days of each calendar quarter for the preparation of marketing materials, and does not publicly disclose this information. Finadium receives portfolio holdings information as necessary to render securities lending consulting services and does not publicly disclose this information.

Supplemental Information about the International Equities Index Fund

The International Equities Index Fund seeks to provide investment results that closely correspond to the performance of the Fund’s target index. Both VALIC and SAAMCo, the investment adviser and sub-adviser to the Fund, respectively, are indirect wholly-owned subsidiaries of American International Group, Inc. (“AIG”). The Fund is permitted to trade in AIG stock to the extent AIG stock is represented in the target index.

Custodian

Pursuant to a Custodian Contract with VC I, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of VC I as custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of VC I, and performing other administrative duties, all as directed by persons authorized by VC I. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or VC I. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories.

State Street also acts as the VC I’s securities lending agent and receives a share of the income generated by such activities.

Principal Underwriter

The Funds’ principal underwriter is AIG Capital Services, Inc. (“ACSI”), 21650 Oxnard St., Suite 750, Woodland Hills, CA 91367-4997. ACSI is an affiliate of VALIC.

Independent Registered Public Accounting Firm

The Board of Directors has selected PricewaterhouseCoopers, LLP, to serve as the Independent Registered Public Accounting firm of VC I.

MANAGEMENT OF VC I

The following table lists the Directors and officers of VC I, their ages, current position(s) held with VC I, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Director is 2929 Allen Parkway, Houston, Texas 77019. Directors who are not deemed to be “interested persons” of VC I as defined in the 1940 Act are referred to as “Independent Directors.” A Director who is deemed to be an “interested person” of VC I is referred to as “Interested Director.” Directors and officers of VC I are also directors or trustees and officers of some or all of the other investment companies managed or advised by VALIC, administered by SAAMCo and distributed by ACSI, and/or other affiliates of VALIC.

  INDEPENDENT DIRECTORS

Name and Age	Position(s) Held With Fund[1]	Term of Office and Length of Time Served	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
THOMAS J. BROWN AGE: [67]	Director	2005- Present	Retired, Chief Compliance Officer & Chief Financial Officer, American General Asset Management, an investment adviser (since 2006).	[49]	Trustee, Virtus Series Fund (2011-Present); Trustee, Merrimac Funds, a mutual fund company (2004-2007).
DR. JUDITH L. CRAVEN AGE: [67]	Director	1998- Present	Retired Administrator, Proprietor, JAE & Associates LLC, physician consulting (since 2003); and President, United Way, fund raiser (since 1998).	[79]	Director, Belo Corporation, a media company (1992-Present); Director, SYSCO Corporation, a food marketing and distribution company (1996-Present); Director, Luby’s Restaurant (1998-Present); Director, Hilton Hotels (1998-2011); Director, University of Texas Board of Regents (1998-2007).

Name and Age	Position(s) Held With Fund[1]	Term of Office and Length of Time Served	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
WILLIAM F. DEVIN Chairman, July 2005 AGE: [75]	Director and Chairman	2001- Present	Retired, Executive Vice President, Fidelity Management Resources, a broker-dealer (since 1996).	[79]	Director, Boston Options Exchange (2001-2011)
DR. TIMOTHY J. EBNER AGE: [64]	Director	1998- Present

Professor and Head, Department of Neuroscience (1980-Present), and Visscher Chair of Physiology, University of Minnesota (1999-Present); Scientific Director, Society for Research on the Cerebellum (2008-Present); President-Elect, Association of Medical School Neuroscience Department Chairpersons (2011-Present).

				[49]	Trustee, Minnesota Medical Foundation (2003-Present).
JUDGE GUSTAVO E. GONZALES, JR. AGE: [73]	Director	1998- Present

Attorney At Law, Criminal Defense and General Practice (2004-Present). Formerly, Municipal Court Judge, Dallas, Texas (1995-2004); Retired Municipal Court Judge, City of Dallas, trial court – criminal jurisdiction (since 2004).

				[49]	N/A
KENNETH J. LAVERY AGE: [63]	Director	2001- Present	Vice President, Massachusetts Capital Resource Company (1982-Present).	[49]	Director, Board of Overseers, Newton Wellesley Hospital (1996-2006).
DR. JOHN E. MAUPIN, JR. AGE: [66]	Director	1998- Present	President, Morehouse School of Medicine, Atlanta, Georgia (2006-Present). Formerly, President, Meharry Medical College, Nashville, Tennessee (1994-2006).	[49]

Director, LifePoint Hospitals, Inc., hospital management (1999-Present); Director, HealthSouth, Corporation, rehabilitation health care services (2004-Present); Director, Regions Financials Inc., bank holding company (2007-Present); Director, Monarch Dental Corporation (1997-2006); Director, Pinnacle Financial Partners, Inc. (2000-2006).

INTERESTED DIRECTOR

Name and Age	Position Held With Fund[1]	Length of Time Served	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held By Director[3]
PETER A. HARBECK[4] Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 AGE: [59]	Director	2001- Present	President, CEO and Director, SAAMCo (1995-Present); Director, AIG Capital Services, Inc. (“ACSI”) (1993-Present), Chairman (2004-Present), President and CEO (2013-Present), Advisor Group, Inc.	[79]	N/A

1	Directors serve until their successors are duly elected and qualified.
2

The term “Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies, VALIC. The Fund Complex includes VC I (34 funds), VALIC Company II (“VC II”) (15 funds), SunAmerica Specialty Series (6 funds), SunAmerica Money Market Fund, Inc. (1 fund), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (4 funds), SunAmerica Series, Inc. (5 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios), and Season Series Trust (21 portfolios).

3

Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act, other than those listed under the preceding column.

4	Mr. Harbeck is considered to be an interested Director because he serves as President, CEO and Director, SAAMCo; Director, ACSI; and Chairman, President and CEO, Advisor Group, Inc., affiliates of the Adviser.

  OFFICERS

Name and Age	Position(s) Held With Fund	Length of Time Served	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]

KURT W. BERNLOHR AGE: [52]	President and Principal Executive Officer	2009-Present

President (2009-Present), VALIC Financial Advisors, Inc.; President (2009-President), VALIC Retirement Services Company; Senior Vice President (2009-2013), Vice President (2004-2009) and Associate General Counsel (2000-2004), VALIC.

				N/A	N/A

GREGORY N. BRESSLER Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 AGE: [46]	Vice President	2005-Present

Senior Vice President and General Counsel, SAAMCo (2005-Present); Vice President and Director of U.S. Asset Management Compliance, GSAM (2004-2005); Deputy General Counsel, Credit Suisse Asset Management, LLC (“CSAM”) (2000-2004).

				N/A	N/A

NORI L. GABERT AGE: [60]	Vice President, Chief Legal Officer and Secretary	2000-Present	Vice President and Deputy General Counsel, (2005-Present) and Vice President and Senior Counsel (2001-2005), SAAMCo.	N/A	N/A

MATTHEW J. HACKETHAL Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 AGE: [41]	Anti-Money Laundering (“AML”) Compliance Officer	2007-Present

Chief Compliance Officer, SAAMCo (2006-Present); AML Compliance Officer, SunAmerica Fund Complex (2006-Present); Vice President (2001-2006) and CCO (2005-2006), Credit Suisse Alternative Funds – Asset Management Division

				N/A	N/A

GREGORY R. KINGSTON AGE:[47]	Treasurer and Principal Financial Officer	2000-Present	Vice President, SAAMCo (2001-Present).	N/A	N/A

JOHN PACKS 99 High Street Boston, Massachusetts 02110 AGE: [57]	Vice President and Senior Investment Officer	2001-Present	Senior Investment Officer, VALIC (2001-2013).	N/A	N/A

KATHERINE L. STONER AGE: [57]	Vice President and Chief Compliance Officer	2011-Present

Vice President, SAAMCo (2011-Present); Vice President, VALIC and Western National Life Insurance Company (“WNL”) (2006-Present); Deputy General Counsel and Secretary, VALIC and WNL (2007-Present); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010-Present).

				N/A	Director, American General Distributors, Inc. (2006-2011)

THOMAS M. WARD AGE: [46]	Vice President	2008-Present	Vice President (2009-2013) and Director (2005-2009), VALIC; Vice President, VALIC Financial Advisors, Inc. (2009-Present).	N/A	N/A

LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS

Overall responsibility for oversight of the VC I funds (“VALIC Funds”) rests with the Board of Directors (the “Board”). The VALIC Funds have engaged VALIC as the investment adviser (“Adviser”) which oversees the day-to-day operations of the VALIC Funds and have engaged Sub-advisers who manage the Funds’ assets on a day-to-day basis. The VALIC Funds have also engaged SAAMCo as the VALIC Funds’ administrator. The Board is responsible for overseeing VALIC, SAAMCo and the Sub-advisers and any other service providers in the operations of the VALIC Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, VC I’s Articles of Incorporation and By-laws and the VALIC Funds’ investment objectives and strategies. The Board is presently composed of nine members, eight of whom are Independent Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Directors also meet at least quarterly in executive session, at which no Director who is an interested person is present. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Devin, an Independent Director, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including VALIC, SAAMCo, officers, attorneys, and other Directors generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Governance Committee, Brokerage Committee and Compliance and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The VALIC Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of VALIC and SAAMCo, who carry out the Funds’ investment management and business affairs, and also by the Funds’ Sub-advisers and other service providers in connection with the services they provide to the Funds. Each of VALIC, SAAMCo, the Sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the VALIC Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, VALIC, SAAMCo, the Sub-advisers and the Funds’ other service providers (including the Funds’ distributor and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors, as appropriate, relating to the operations of the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Directors and Committees

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, VALIC, the Sub-advisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. The Board has also considered the contributions that each Director can make to the Board and the VALIC Funds. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the VALIC Funds and the other funds/portfolios in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Thomas J. Brown. Mr. Brown has served as Director since 2005. Mr. Brown is also the Chairman of the Governance Committee and serves as the Audit Committee Financial Expert. Mr. Brown is a retired Chief Operating Officer and Chief Financial Officer of American General Asset Management, and previously was the Treasurer and CFO of the North American Funds. Mr. Brown also has substantial experience serving on boards of other mutual fund complexes, and is currently a trustee of Virtus Series Fund.

Dr. Judith L. Craven. Dr. Craven has served as Director since 1998. Dr. Craven is also the Chairman of the Compliance and Ethics Committee and serves as a member of both the Audit and the Governance Committees. Dr. Craven is a retired administrator, and has held numerous executive and directorship positions within the healthcare industry. Dr. Craven has substantial experience serving on local, state, and national boards, and is currently a director of Luby’s Restaurant, A.G. Belo Corporation, and Sysco Corporation, among other organizations.

William F. Devin. Mr. Devin has served as Director since 2001 and as Chairman of the Board since 2005. Mr. Devin also serves as a member of each of the Audit, the Brokerage and the Governance Committees. Mr. Devin gained approximately thirty years’ executive experience at Fidelity Investments. While at Fidelity Investments, Mr. Devin served as Executive Vice President of Fidelity Capital Markets, where he was responsible for all trading involving retail and institutional accounts. Mr. Devin is the founder and former Chairman of the National Organization of Investment Professionals.

Dr. Timothy J. Ebner. Dr. Ebner has served as Director since 1998. Dr. Ebner also serves as a member of each of the Audit, the Compliance and Ethics and the Governance Committees. Dr. Ebner is Head of the Department of Neuroscience of the Medical School at the University of Minnesota. Dr. Ebner has experience serving on the boards of other mutual funds, as well as on the boards of several scientific foundations and non-profit organizations. Dr. Ebner is also an editor for the Journal of Neuroscience and is on the editorial board of three other neuroscience journals.

Judge Gustavo E. Gonzales, Jr. Judge Gonzales has served as Director since 1998. Judge Gonzales also serves a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Judge Gonzales has extensive experience practicing law with a litigation emphasis on criminal defense, as well as general practice. He is formerly the Judge of Municipal Court No. 5 in Dallas, Texas. Judge Gonzales also currently serves on the advisory board to Dallas Catholic Charities, Immigration and Legal Division, and volunteers at Dallas LaVoz del Anciano.

Peter A. Harbeck. Mr. Harbeck is President and Chief Executive Officer of SAAMCo and President, Chief Executive Officer and Chairman of Advisor Group, Inc. As President and Chief Executive Officer, Mr. Harbeck is responsible for all of SAAMCo’s mutual fund businesses. During his over twenty-year tenure at SAAMCo, Mr. Harbeck has held various positions, including Chief Operating Officer and Chief Administrative Officer. In addition, Mr. Harbeck has extensive experience on various fund and annuity boards, and currently sits on the Board of Governors for the Investment Company Institute.

Kenneth J. Lavery. Mr. Lavery has served as Director since 2001. Mr. Lavery is also the Chairman of the Brokerage Committee and serves as a member of each of the Audit, the Governance and the Compliance and Ethics Committees. Mr. Lavery is currently a Vice President of Massachusetts Capital Resource Company at which he has nearly thirty years’ experience. Mr. Lavery also has substantial experience serving on the boards of other mutual funds and fund complexes, and has both board and executive experience at other organizations.

Dr. John E. Maupin, Jr. Dr. Maupin has served as Director since 1998. Dr. Maupin also serves as a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Dr. Maupin is the President and Chief Executive Officer of Morehouse School of Medicine in Atlanta, Georgia, and has extensive executive and administrative experience at other organizations and companies within the healthcare industry. Dr. Maupin also currently serves on the boards of LifePoint Hospitals, Inc., HealthSouth Corporation, and Regions Financials, Inc.

Effective January 1, 2014, for all VC I and VC II funds, Independent Directors and Trustees receive an annual retainer of [$95,000] (Chairman receives an additional [$55,000] retainer) and a meeting fee of [$10,000] for each Board meeting and [$2,500] for each special Board meeting attended in person and [$2,000] for each Board meeting conducted by telephone. Audit Committee, Brokerage Committee, Compliance and Ethics Committee and Governance Committee members receive [$2,00]0 for each meeting attended held in conjunction with a Board Meeting. The Audit Committee and the Governance Committee chairs receive an additional retainer of [$25,000], the Compliance and Ethics Committee chair receives a retainer of $10,000, and the Brokerage Committee chair receives a retainer of [$10,000]. The Audit Committee Financial Expert receives an annual retainer of [$25,000].

The Audit Committee is comprised of all Independent Directors with Mr. Brown as Chairman and serving as the “Audit Committee Financial Expert.” The Audit Committee recommends to the Board the selection of independent registered public accounting firm for the VALIC Funds and reviews with such independent accounting firm the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent accounting firm regarding the VALIC Funds’ financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services and it is comprised of Mr. Brown, Dr. Lancaster, Dr. Ebner and Dr. Maupin. During the VC I fiscal year ended May 31, 2014, the Audit Committee held [5] meetings.

The Governance Committee is comprised of all Independent Directors, with Mr. Brown as Chairperson. The Governance Committee recommends to the Board nominees for independent Director membership, reviews governance procedures and Board composition, and periodically reviews Director compensation. The VALIC Funds do not have a standing compensation committee. During the VC I fiscal year ended May 31, 2014, the Governance Committee held [3] meetings.

The Brokerage Committee is comprised of Mr. Lavery (Chairman), Mr. Devin, Judge Gonzales and Dr. Maupin. The Brokerage Committee reviews brokerage issues but does not meet on a formal basis. During the VC I fiscal year ended May 31, 2014, the Brokerage Committee held [3] meetings.

The Compliance and Ethics Committee is comprised of Ms. Craven (Chairperson), Dr. Ebner, Judge Gonzales, Mr. Lavery and Dr. Maupin. The Compliance and Ethics Committee addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Offices as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board. During the VC I fiscal year ended May 31, 2014, the Compliance and Ethics Committee held [1] meeting.

The Independent Directors are reimbursed for certain out-of-pocket expenses by VC I. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2014.

Director Ownership of Shares

The following tables show the dollar range of shares beneficially owned by each Director.

INDEPENDENT DIRECTORS

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family[2]
Thomas J. Brown	$0	$0
Dr. Judith L. Craven	0	0
William F. Devin	0	0
Dr. Timothy J. Ebner	0	0
Judge Gustavo E. Gonzales, Jr.	0	0
Kenneth J. Lavery	0	0
Dr. John E. Maupin, Jr.	0	0

[1]	Includes the value of shares beneficially owned by each Director in VC I as of December 31, 2013.
[2]	Includes VC I (34 series) and VC II (15 series).

INTERESTED DIRECTOR

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family[2]
Peter A. Harbeck	$0	$0

[1]	Includes the value of shares beneficially owned by the Interested Director in VC I as of December 31, 2013.
[2]	Includes VC I (34 series) and VC II (15 series).

As of December 31, 2013, no Independent Directors or any of their immediate family members owned beneficially or of record any securities in VALIC or ACSI or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation of Independent Directors

The following table sets forth information regarding compensation and benefits earned by the Independent Directors for the fiscal year ending May 31, 2014. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.

Compensation Table

Fiscal Year Ended May 31, 2014

Name of Director(1)	Aggregate Compensation from Series Company	Total Compensation From Fund Complex Paid to Directors

Thomas J. Brown
Dr. Judith L. Craven(2)
William Devin(2)
Dr. Timothy Ebner(3)
Judge Gustavo E. Gonzales(3)
Dr. John W. Lancaster(4)
Kenneth J. Lavery
Dr. John E. Maupin, Jr.

(1) Directors receive no pension or retirement benefits from the Funds or any other Funds in the complex.

(2) Includes VC I, VC II, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Series, Inc., SunAmerica Specialty Series, and SunAmerica Money Market Funds, Inc.

(3) Dr. Ebner and Judge Gonzales have chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2014, the current value of the deferred compensation is [$        ] and $[        ] for Dr. Ebner and Mr. Gonzales, respectively.

(4) Dr. Lancaster is no longer a Director as of November 24, 2013.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the “Deferred Plan”) for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to VC I, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from Series Company.

On January 23, 2001, the Board of Directors approved a retirement plan for its independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. VC I and VALIC Company II are responsible for the payment of the retirement benefits, as well as all expenses of administration of the plan. Generally, benefits vested under the Retirement Plan are payable for a ten-year period. In the event of a Director’s death prior to complete distribution of benefits, the Director’s beneficiary or estate will be entitled to receive installments or a discounted lump-sum payment of the remaining benefits.

At the board meeting held on April 22, 2009, the Retirement Plan was terminated effective December 31, 2008. As a result of termination, the Retirement Plan (1) was frozen as to future accruals for active Participants as of December 31, 2008, and (2) permitted active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2010. On May 24, 2010, VC I made lump-sum payments to the Directors in accordance with the terms of the Retirement Plan.

At a meeting held on October 25-26, 2010, the Board of Directors revised the Fund’s retirement policy age of 75 to provide for a Director to request an additional year of eligibility as a Director if requested by the age of 74 1⁄2, subject to approval by the Board, up to an additional maximum of five additional years (to age 80).

APPENDIX A

Description of Corporate Bond Ratings

Moody’s Investors Service, Inc.’s corporate bond ratings are as follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:    Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Standard & Poor’s Corporation classifications are as follows:

AAA — This is the highest rating assigned by Standard & Poor’s to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — Obligations rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC — Obligations rated “BB”, “B”, “CCC” and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

C — The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI — The rating CI is reserved for income bonds on which no interest is being paid.

D — Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L — The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

* Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR — Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Description of Commercial Paper Ratings

Moody’s Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries
•	High rates of return on funds employed
•	Conservative capitalization structures with moderate reliance on debt and ample asset protection
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation
•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors, determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

Among the factors considered by Moody’s in assigning commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer’s products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications.

Description of Standard & Poor’s Commercial Paper Ratings.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

A — Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 — Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B — Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

APPENDIX B

INVESTMENT PRACTICES

For ease of reference, this table reflects the investment practices in which the Funds may engage. In the event of any discrepancy between this Appendix B and the disclosure contained in the Prospectus and SAI, the latter shall control.

	Global Social Awareness	International Equities Index
Adjustable Rate Securities	Y	Y
Asset Backed Securities	Y	Y
Bank Obligations	Y	Y
Convertible Securities	Y	Y
Depositary Receipts	Y	Y
Equity Securities	Y	Y (>= 80%)
Common Stock – Large-Cap Issuers	Y	Y
Common Stock – Mid-Cap Issuers	Y	Y
Common Stock – Small-Cap Issuers	Y	Y
Preferred Stocks	Y	Y
Warrants/Rights	Y	Y
Eurodollar Obligations	Y	Y
Fixed Income Securities (Investment Grade)	Y	Y
Variable Rate Demand Notes	Y	Y
Foreign Currency	Y	Y
Foreign Currency Exchange/Transactions/Forward Contracts	Y	Y
Foreign Securities (including non-U.S. denominated)	Y (75%)	Y (>= 80%)
Equity Securities	Y	Y (>= 80%)
Fixed Income Securities (including money market securities)	Y	Y
Emerging Markets	Y	Y
Hybrid Instruments	Y (10%)	Y (10%)
Illiquid Securities	Y	Y
Lending Portfolio Securities	Y	Y

B-1

APPENDIX B

INVESTMENT PRACTICES

	Global Social Awareness	International Equities Index
Loan Participations and Assignments	Y	Y
Master Limited Partnerships	Y	Y
Money Market Securities	Y	Y
Mortgage Related Securities	Y	Y
Mortgage Pass Through Securities (including GNMA, FNMA or GHLMC)	Y	Y
CMOs	Y	Y
CMBS	Y	Y
Stripped Mortgage Backed Securities	Y	Y
CMO Residuals	Y	Y
Options and Futures Contracts	Y	Y
Options on Securities/Indexes	Y	Y
Writing/Purchasing Covered Call/Put Options	Y	Y
Financial Futures Contracts	Y	Y
Options on Financial Futures Contracts	Y	Y
OTC Options	N	Y
Unlisted Options	N	Y
Other Investment Companies (and ETFs)	Y	Y
Passive Foreign Investment Companies	Y	Y
Privately Placed Securities	Y	Y
Real Estate Securities and REITs	Y	Y
Repurchase Agreements	Y	Y
Rule 144A Securities	Y	Y
Short Sales (Against the Box)	Y	Y
When Issued (Delayed-Delivery) Securities	Y	Y

B - 2

VALIC COMPANY I

PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

a.	(1)	Articles of Incorporation. (7)
	(2)	Articles Supplementary to the Articles of Incorporation, effective April 10, 1990. (7)
	(3)	Articles Supplementary to the Articles of Incorporation, effective September 28, 1990. (7)
	(4)	Amendment One to the Articles of Incorporation, effective October 1, 1991. (7)
	(5)	Amendment Two to the Articles of Incorporation, effective May 1, 1992. (7)
	(6)	Articles Supplementary to the Articles of Incorporation, effective May 1, 1992. (7)
	(7)	Articles Supplementary to the Articles of Incorporation, effective January 20, 1994. (7)
	(8)	Articles Supplementary to the Articles of Incorporation, effective February 4, 1994. (7)
	(9)	Articles Supplementary to the Articles of Incorporation, effective February 4, 1994. (7)
	(10)	Articles Supplementary to the Articles of Incorporation, effective May 1, 1995. (7)
	(11)	Articles of Amendment to the Articles of Incorporation, effective October 1, 1997. (6)
	(12)	Restated Articles of Incorporation, effective December 31, 2001. (10)
	(13)	Articles of Amendment to the Articles of Incorporation, effective December 31, 2001. (11)
	(14)	Articles Supplementary to Restated Articles of Incorporation, effective September 29, 2004. (16)
	(15)	Articles of Amendment to the Articles of Incorporation, effective September 16, 2005. (18)
	(16)	Articles Supplementary to Restated Articles of Incorporation, effective September 19, 2005. (18)
	(17)	Articles of Amendment to the Articles of Incorporation, effective May 8, 2006. (20)
	(18)	Articles of Amendment to the Articles of Incorporation, effective October 1, 2007. (22)
	(19)	Articles of Amendment to the Articles of Incorporation, effective December 10, 2007. (24)
	(20)	Articles Supplementary to Articles of Incorporation, effective March 10, 2008. (27)
	(21)	Articles of Amendment to the Articles of Incorporation, effective March 10, 2008. (27)
	(22)	Articles of Amendment to the Articles of Incorporation, effective October 1, 2008. (28)
	(23)	Articles of Amendment to the Articles of Incorporation, effective May 1, 2009. (29)
	(24)	Articles of Amendment to the Articles of Incorporation, effective June 4, 2010. (30)
	(25)	Articles Supplementary to Articles of Incorporation, effective August 3, 2010. (31)
	(26)	Certificate of Correction, effective March 10, 2011. (33)
	(27)	Articles of Restatement, effective March 10, 2011. (33)
	(28)	Articles of Amendment to the Articles of Restatement, effective September 30, 2011. (33)
	(29) (30)	Articles Supplementary to Articles of Restatement, effective August 14, 2012. (34) Articles of Amedment to the Articles of Incorporation, effective June 16, 2014. (filed herewith).
b.	(1)	By-Laws as amended and restated, effective October 29, 1991. (7)
	(2)	Amended and Restated Bylaws, effective July 15, 2008. (28)
	(3)	Amended and Restated Bylaws, effective January 25, 2011. (33)

c.		Not Applicable.

d.	(1)	Investment Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and the Registrant, dated August 29, 2001, as amended on August 2, 2004. (15)
	(1)(a)	Investment Advisory Agreement between VALIC and the Registrant, dated August 29, 2001, as amended on October 2, 2004. (17)
	(1)(b)	Amendment No. 2 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on October 1, 2005. (19)
	(1)(c)	Amendment No. 3 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on December 5, 2005. (19)

(1)(d)	Amendment No. 4 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on May 26, 2006. (20)
(1)(e)	Amendment No. 5 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on October 1, 2007. (22)
(1)(f)	Amendment No. 6 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on December 10, 2007. (24)
(1)(g)	Amendment No. 7 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on March 10, 2008. (26)
(1)(h)	Amendment No. 8 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on August 1, 2008. (28)
(1)(i)	Amendment No. 9 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended October 1, 2009. (29)
(1)(j)	Amendment No. 10 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended December 1, 2009. (30)
(1)(k)	Amendment No. 11 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended March 26, 2010. (30)
(1)(l)	Amendment No. 12 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended June 1, 2010. (30)
(1)(m)	Amendment No. 13 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended June 7, 2010. (30)
(1)(n)	FORM OF Amendment No. 14 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended December 19, 2012. (35)
(2)	Investment Sub-Advisory Agreement between VALIC and PineBridge Investments, LLC (formerly AIG Global Investment Corp.), dated March 26, 2010. (31)
(3)	Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc., dated April 27, 2010. (31)
(4)	Investment Sub-Advisory Agreement between VALIC and Franklin Portfolio Associates, LLC, dated June 21, 2004. (15)
(5)	Investment Sub-Advisory Agreement between VALIC and OppenheimerFunds, Inc., dated June 21, 2004. (15)
(6)(a)	Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated January 1, 2002. (11)
(6)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated December 20, 2004. (17)
(6)(c)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated October 9, 2005. (31)
(6)(d)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated October 31, 2007. (31)
(6)(e)	Amendment No. 4 to Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated August 10, 2009. (31)
(6)(f)	Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., (Index Funds), dated March 26, 2010. (31)
(6)(g)	Amendment No. 5 to Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated June 1, 2010. (31)
(6)(h)	Amendment No. 6 to Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated June 7, 2010. (31)
(6)(i)	FORM OF Amendment No. 7 to Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated December 19, 2012. (35)
(7)(a)	Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. (Science & Technology Fund), dated August 29, 2001. (8)
(7)(b)	Amendment No. 3 to the Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc., dated August 1, 2008. (28)
(8)	Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. (Founders/T. Rowe Small Cap Fund), dated August 29, 2001. (8)
(9)(a)	Investment Sub-Advisory Agreement between VALIC and Wellington Management Company LLP, dated August 29, 2001. (8)
(9)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP, dated January 1, 2002. (23)

(9)(c)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP, dated April 23, 2003. (23)
(9)(d)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP (Science & Technology Fund), dated January 29, 2007. (21)
(9)(e)	Amendment No. 4 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP (Science & Technology Fund), dated October 31, 2007. (33)
(9)(f)	Amendment No. 5 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP (Value Fund), dated March 14, 2011. (33)
(10)(a)	Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (Large Capital Growth Fund), dated December 20, 2004. (17)
(10)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (International Growth I Fund), dated June 20, 2005. (19)
(10)(c)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc., dated October 31, 2007. (25)
(10)(d)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (Small Cap Fund & Real Estate Fund), dated March 10, 2008. (27)
(10)(e)	Investment Sub-Sub-Advisory Agreement between VALIC, A I M Capital Management, Inc., and INVESCO Institutional (N.A.), Inc., (Real Estate Fund), dated March 10, 2008. (27)
(10)(f)	Assignment and Assumption Agreement by Invesco Advisers, Inc. of the Investment Sub-Advisory Agreement between VALIC and Invesco Aim Capital Management, Inc. and the Investment Sub-Sub-Advisory Agreement between VALIC, Invesco Aim Capital Management, Inc., and INVESCO Institutional (N.A.), Inc., dated December 31, 2009. (31)
(11)	Investment Sub-Advisory Agreement between VALIC and Brazos Capital Investment Management (Mid Capital Growth Fund), dated December 20, 2004. (17)
(12)(a)	Investment Sub-Advisory Agreement between VALIC and Morgan Stanley Investment Management Inc. (Mid Capital Growth Fund), dated December 20, 2004. (17)
(12)(b)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Morgan Stanley Investment Management Inc., dated January 26, 2010. (31)
(13)(a)	Investment Sub-Advisory Agreement between VALIC and Massachusetts Financial Services Company (International Growth I Fund), dated June 20, 2005. (18)
(13)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Massachusetts Financial Services Company (Large Capital Growth Fund), dated September 16, 2013. (36)
(14)(a)	Investment Sub-Advisory Agreement between VALIC and RCM Capital Management LLC (Science & Technology Fund), dated September 19, 2005. (18)
(14)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and RCM Capital Management LLC, dated October 31, 2007. (33)
(15)	Investment Sub-Advisory Agreement between VALIC and Barrow, Hanley, Mewhinney & Strauss, Inc. (Broad Cap Value Fund), dated December 5, 2005. (20)
(16)	Investment Sub-Advisory Agreement between VALIC and Evergreen Investment Management Company, LLC (Large Cap Core Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund), dated December 5, 2005. (20)
(17)(a)	Investment Sub-Advisory Agreement between VALIC and Franklin Advisers, Inc. (Global Strategy Fund), dated December 5, 2005. (20)
(17)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Franklin Advisers, Inc. (Global Strategy Fund) dated June 1, 2010. (31)
(18)	Investment Sub-Advisory Agreement between VALIC and Putnam Investment Management, LLC (Small Cap Special Values Fund, Global Equity Fund), dated August 3, 2007. (22)
(19)	Investment Sub-Advisory Agreement between VALIC and Templeton Global Advisers Limited (Foreign Value Fund), dated December 5, 2005. (20)
(20)(a)	Investment Sub-Advisory Agreement between VALIC and Templeton Investment Counsel, LLC (Global Strategy Fund), dated December 5, 2005. (20)
(20)(b)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Templeton Investment Counsel, LLC (Global Strategy Fund), dated June 1, 2010. (31)

	(21)		Investment Sub-Advisory Agreement between Bridgeway Capital Management, Inc. (Small Cap Fund) dated October 1, 2006. (20)
	(22)(a)		Investment Sub-Advisory Agreement between VALIC and Wells Capital Management, Incorporated (Small Cap Aggressive Growth Fund), dated January 19, 2007. (21)
	(22)(b)		Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Wells Capital Management, Incorporated (Small Cap Aggressive Growth Fund), dated October 31, 2007. (31)
	(22)(c)		Assignment and Assumption Agreement by Wells Capital Management, Incorporated of the Investment Sub-Advisory Agreement between VALIC and Evergreen Investment Management Company, LLC dated April 1, 2010. (31)
	(23)(a)		Investment Sub-Advisory Agreement between VALIC and BlackRock Investment Management, LLC (Core Equity Fund) dated March 5, 2007. (21)
	(23)(b)		Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and BlackRock Investment Management, LLC (Dividend Value Fund), dated June 7, 2010. (31)
	(24)(a)		Investment Sub-Advisory Agreement between VALIC and American Century Global Investment Management, Inc., dated April 27, 2010. (31)
	(24)(b)		Form of Transfer and Assumption Agreement of the Investment Sub-Advisory Agreement between VALIC and American Century Global Investment Management, Inc. to American Century Investment Management, Inc. effective July 16, 2010. (31)
	(25)(a)		Investment Sub-Advisory Agreement between VALIC and Goldman Sachs Asset Management, L.P. (Real Estate Fund), dated March 10, 2008. (27)
	(25)(b)		Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Goldman Sachs Asset Management, L.P. (Small-Mid Growth Fund), dated August 19, 2013. (36)
	(26)		Investment Sub-Advisory Agreement between VALIC and BlackRock Financial Management, Inc. (Global Equity Fund), dated September 14, 2009. (29)
	(27)		Investment Sub-Advisory Agreement between VALIC and Dreman Value Management, LLC (Small Cap Special Values Fund), dated September 14, 2009. (29)
	(28)		Investment Sub-Advisory Agreement between VALIC and Century Capital Management, LLC (Small-Mid Growth Fund), dated August 9, 2010. (31)
	(29)		Investment Sub-Advisory Agreement between VALIC and RS Investment Management Co., LLC (Small Cap Aggressive Growth Fund), dated August 22, 2011. (33)
	(30)(a)		Investment Sub-Advisory Agreement between VALIC and J.P. Morgan Investment Management Inc. (Emerging Economies Fund, formerly Global Equity Fund), dated October 1, 2011. (33)
	(30)(b)		Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and J.P. Morgan Investment Management Inc. (Government Securities Fund), dated November 14, 2011. (34)
	(30)(c)		Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and J.P. Morgan Investment Management Inc. (Growth & Income Fund), dated September 16, 2013. (36)
	(31)		Investment Sub-Advisory Agreement between VALIC and Columbia Management Investment Advisers, LLC (Large Cap Core Fund), dated November 14, 2011. (34)
	(32)		FORM OF Investment Sub-Advisory Agreement between VALIC and AllianceBernstein LP, dated December 19, 2012. (35)
	(33)		Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management, LLC, dated June 16, 2014. (filed herewith).

e.	(1)		Distribution Agreement between Registrant and American General Distributors, Inc., dated October 19, 2005. (20)

	(2)		Distribution Agreement between Registrant and SunAmerica Capital Services, Inc. dated June 29, 2013 (36)

f.			Not Applicable.

g.	(1)	(a)	Custodian Contract between Registrant and State Street Bank and Trust Company, dated January 27, 1994. (7)

		(b)	Custodian Fee Schedule between Registrant and State Street Bank and Trust Company. (6)
		(c)	Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company, dated October 30, 1995. (6)
		(d)	Amendment to Custodian Contract, dated October 18, 2000. (9)
		(e)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. (21)
		(f)	FORM OF Revised Appendix A, effective December 19, 2012, to the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. (35)

	(2)	(a)	Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company effective December 1, 2008. (29)
		(b)	Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company dated June 9, 2011. (34)

h.	(1)	(a)	Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC, dated October 30, 2007. (24)
		(b)	Master Transfer Agency and Service Agreement between Registrant and VALIC, dated February 15, 2009. (29)
		(c)	FORM OF Revised Appendix A, effective December 19, 2012, to the Master Transfer Agency and Service Agreement between Registrant and VALIC, dated February 15, 2009. (35)

	(2)		Amended and Restated Accounting Services Agreement between Registrant and VALIC effective May 1, 2001. (8)

	(3)	(a)	Amended and Restated Administrative Services Agreement between Registrant and SunAmerica Asset Management Corp., dated October 30, 2007 (amended Schedule I effective March 10, 2008). (31)
		(b)	Amended and Restated Administrative Services Agreement between Registrant and SunAmerica Asset Management Corp., dated October 30, 2007 (amended Schedule I effective August 14, 2012). (34)
		(c)	FORM OF Revised Schedule I, effective December 19, 2012, to the Amended and Restated Administrative Services Agreement between Registrant and SunAmerica Asset Management Corp., dated October 30, 2007, with Schedule I amended March 10, 2008 and August 14, 2012. (35)

	(4)		Remote Access Service Agreement between Registrant and State Street Bank and Trust Company, dated August 18, 2003. (14)

	(5)		FORM OF Expense Limitation Agreement between Registrant, on behalf of the Dynamic Allocation Fund, and VALIC, dated December 19, 2012. (35)

i.	(1)		Opinion and Consent of Venable, LLP – Dynamic Allocation Fund (35)

	(2)		Legal Opinion (To be filed by amendment)

j.			Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers, LLP. (To be filed by amendment)

k.			Not Applicable.

l.			Not Applicable.

m.			Not Applicable.

n.			Not Applicable.

o.		Reserved.

p.	(1)	Code of Ethics – American Century Investment Management, Inc.(29)
	(2)	Code of Ethics – T. Rowe Price Associates, Inc. (34)
	(3)	Code of Ethics – Wellington Management Company, LLP (21)
	(4)	Code of Ethics – SunAmerica Asset Management Corp. (34)
	(5)	Code of Ethics – PineBridge Investments, LLC (formerly AIG Global Investment Corp. and Brazos Capital Management, L.P.) (33)
	(6)	Code of Ethics – OppenheimerFunds, Inc. (20)
	(7)	Code of Ethics – Invesco Advisers, Inc. (formerly Invesco Aim Capital Management, Inc.) (31)
	(8)	Code of Ethics – Morgan Stanley Asset Management Inc. (17)
	(9)	Code of Ethics – Massachusetts Financial Services Company (18)
	(10)	Code of Ethics – Allianz Global Investors U.S., LLC (formerly RCM Capital Management, LLC) (36)
	(11)	Code of Ethics – Barrow, Hanley, Mewhinney & Strauss, Inc. (33)
	(12)	Code of Ethics – Franklin Advisers, Inc. (19)
	(13)	Code of Ethics – Templeton Investment Counsel, LLC (19)
	(14)	Code of Ethics – Templeton Global Advisers Limited (19)
	(15)	Code of Ethics – Bridgeway Capital Management, Inc. (36)
	(16)	Code of Ethics – Wells Capital Management, Incorporated (31)
	(17)	Code of Ethics – BlackRock Investment Management, LLC and BlackRock Financial Management, Inc. (21)
	(18)	Code of Ethics – Goldman Sachs Asset Management, LP (26)
	(19)	Code of Ethics – Dreman Value Management, LLC (33)
	(20)	Code of Ethics – Century Capital Management, LLC (31)
	(21)	Code of Ethics – Tocqueville Asset Management, LP (34)
	(22)	Code of Ethics – AllianceBernstein, LP (35)

q.		Powers of Attorney for Mr. Thomas J. Brown, Dr. Judith L. Craven, Mr. William Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Mr. Peter Harbeck, Mr. Kenneth Lavery and Dr. John E. Maupin, Jr. (34)

Footnotes:

1. Incorporated by reference to the Registrant’s Form N-14 registration statement filed with the Securities and Exchange Commission on January 27, 1992 (File No. 33-45217).

2. Incorporated by reference to Post-Effective Amendment Number 15 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1990 (File No. 2-83631/811-3738).

3. Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 30, 1993 (File No. 2-83631/811-3738).

4. Incorporated by reference to Post-Effective Amendment Number 23 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1994 (File No. 2-83631/811-3738).

5. Incorporated by reference to Post-Effective Amendment Number 24 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 17, 1996 (Accession No. 0000950129-96-002176).

6. Incorporated by reference to Post-Effective Amendment Number 25 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 31, 1997 (Accession No. 0000950129-97-003030).

7. Incorporated by reference to Post-Effective Amendment Number 26 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 1998 (Accession No. 0000950129-98-004009).

8. Incorporated by reference to Post-Effective Amendment Number 32 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 1, 2001 (Accession No. 0000950129-01-503229).

9. Incorporated by reference to Post-Effective Amendment Number 33 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 17, 2001 (Accession No. 0000719423-01-500030).

10. Incorporated by reference to Post-Effective Amendment Number 34 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on January 14, 2002 (Accession No. 0000950129-02-000177).

11. Incorporated by reference to Post-Effective Amendment Number 35 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on March 8, 2002 (File No. 2-83631/811-03737).

12. Incorporated by reference to Post-Effective Amendment Number 36 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 18, 2002 (File No. 2-83631/811-03737).

13. Incorporated by reference to Post-Effective Amendment Number 37 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 14, 2003 (File No. 2-83631/811-03737).

14. Incorporated by reference to Post-Effective Amendment Number 38 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 23, 2003 (File No. 2-83631/811-03737).

15. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2004 (File No. 2-83631).

16. Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 4, 2004 (File No. 2-83681).

17. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 20, 2004 (File No. 2-83681).

18. Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 13, 2005 (File No. 2-83681).

19. Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 20, 2005 (File No. 2-83681).

20. Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 18, 2006 (File No. 2-83681).

21. Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 19, 2007 (File No. 2-83681).

22. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 17, 2007 (File No. 2-83681).

23. Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 2, 2007 (File No. 2-83681).

24. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 5, 2007 (File No. 2-83681).

25. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 17, 2007 (File No. 2-83681).

26. Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on March 7, 2008 (File No. 2-83681).

27. Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 18, 2008 (File No. 2-83681).

28. Incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2008 (File No. 2-83681).

29. Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2009 (File No. 2-83681).

30. Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 26, 2010 (File No. 2-83681).

31. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2010 (File No. 2-83681).

32. Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 18, 2011 (File No. 2-83681).

33. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 27, 2011 (File No. 2-83681).

34. Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 20, 2012 (File No. 2-83681).

35. Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 14, 2012 (File No. 2-83681).

36. Incorporated by reference to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 23, 2013 (File No. 2-83681).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 30. INDEMNIFICATION

Article IX of the Registrant’s Restated Articles

(a) The Corporation shall indemnify or advance any expenses to Directors and officers to the extent permitted or required by Section 2-418 of the Maryland General Corporation Law, provided, however, that the Corporation shall only be required to indemnify or advance expenses to any person pursuant to Section 2-418(j)(3) of the Maryland General Corporation Law to the extent specifically approved by resolution adopted by the Board of Directors.

(b) The indemnification provided hereunder shall continue as to a person who has ceased to be a Director or officer, and shall inure to the benefit of the heirs, executors and administrators of such a person.

(c) Nothing contained in this Article shall be construed to protect any Director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his office (“Disabling Conduct”). The means for determining whether indemnification shall be made shall be (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“Indemnitee”) was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, by (a) the vote of a majority of a quorum of Directors who are neither “interested persons” of the Corporation nor parties to the proceeding (“Disinterested Non-Party Directors”), or (b) an independent legal counsel in a written opinion.

(d) Nothing contained in this Article shall be construed to permit the advancement of legal expenses for the defense of a proceeding brought by the Corporation or its security holders against a Director or officer of the Corporation unless an undertaking is furnished by or on behalf of the Indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, and the Indemnitee complies with at least one of the following conditions: (i) the Indemnitee shall provide a security for his undertaking, (ii) the Corporation shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

Article XI of the Registrant’s By-laws

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a Director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the charter of the Corporation and these Bylaws shall vest immediately upon election of a Director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. Any indemnification or advance of expenses made pursuant to this Article XI shall be subject to applicable requirements of the Investment Company Act and of the charter of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article XI, nor the adoption or amendment of any other provision of the charter of the Corporation or these Bylaws inconsistent with this Article XI, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Registrant has purchased and maintains liability insurance on behalf of any officer, director, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors’ & Officers’ Professional Liability Insurance Policy of $50 million in the aggregate.

Section 3 of the Investment Advisory Agreement (the “Agreement”) between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The only employment of a substantial nature of VALIC’s directors and officers is with VALIC and its affiliated companies. Reference is also made to the caption “Management” in the Prospectus which comprises Part A of the Registration Statement, and to the caption “Investment Adviser” of the Statement of Additional Information which comprises Part B of the Registration Statement. Information concerning business and other connections of VALIC’s directors and officers is incorporated herein by reference to VALIC’s Form ADV (File no. 801-8138), which is currently on file with the SEC.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)

AIG Capital Services, Inc. (the “Distributor”), (formerly SunAmerica Capital Services, Inc.), acts as distributor and principal underwriter of the Registrant and as principal underwriter for VALIC Separate Account A, A.G. Separate Account A and VALIC Company II (“VC II”). The principal business address for all the officers and directors shown below is 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997.

(b)	The following information is furnished with respect to each officer and director of the Distributor.

Name and Principal Business Address	Position and Offices With Underwriter AIG Capital Services, Inc.
Kurt W. Bernlohr*	Distribution Officer
Frank P. Curran	Chief Financial Officer
Richard J. Gatesman II	Distribution Officer
Peter A. Harbeck	Director
Stephen A. Maginn	Senior Vice President
James T. Nichols	Chief Executive Officer
Rebecca A. Snider	Chief Compliance Officer
Michael E. Treske	Chief Distribution Officer

*Kurt W. Bernlohr also serves as President of the Registrant and VC II.

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:

THE DEPOSITOR:

The Variable Annuity Life Insurance Company

2929 Allen Parkway

Houston, Texas 77019

THE CUSTODIAN:

The State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

THE ADMINISTRATOR:

SunAmerica Asset Management, LLC

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

INVESTMENT SUB-ADVISERS:

AllianceBerstein LP

1345 Avenue of the Americas

New York, New York 10105

Allianz Global investors, U.S., LLC (formerly RCM Capital Management LLC)

555 Mission Street, Suite 1700

San Francisco, California 94105

American Century Investment Management, Inc.

4500 Main Street

Kansas City, Missouri 64111

Barrow, Hanley, Mewhinney & Strauss, LLC

2200 Ross Avenue, 31st Floor

Dallas, Texas 75201-2671

BlackRock Investment Management, LLC

1 University Square Drive

Princeton, New Jersey 08540

Bridgeway Capital Management, Inc.

20 Greenway Plaza, Suite 450

Houston, Texas 77046

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Dreman Value Management, LLC

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, New Jersey 07311

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, California 94403-1906

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

Invesco Advisers, Inc.

1555 Peachtree Street, NE

Atlanta, Georgia 30309

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, New York 10017

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

PineBridge Investments, LLC

399 Park Avenue

New York, New York 10022

RS Investment Management Co. LLC

388 Market Street, Suite 1700

San Francisco, California 94111

SunAmerica Asset Management, LLC

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

Templeton Global Advisors Limited

Lyford Cay, Nassau, Bahamas

Templeton Investment Counsel, LLC

300 SE 2nd Street

Fort Lauderdale, Florida 33301

Wellington Management Company, LLP

280 Congress Street

Boston, Massachusetts 02210

Wells Capital Management Incorporated

525 Market Street

San Francisco, CA 94105

ITEM 34. MANAGEMENT SERVICES

There is no management-related service contract not discussed in Parts A or B of this Form N-1A.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 68 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas, on the 18th day of July, 2014.

VALIC COMPANY I
(Registrant)

By:	/s/ KURT W. BERNLOHR
Kurt W. Bernlohr
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ KURT W. BERNLOHR	President	July 18, 2014
Kurt W. Bernlohr	(Principal Executive Officer)
/s/ GREGORY R. KINGSTON	Treasurer	July 18, 2014
Gregory R. Kingston	(Principal Financial Officer)
*	Director	July 18, 2014
Thomas J. Brown
*	Director	July 18, 2014
Judith Craven
*	Director	July 18, 2014
William F. Devin
*	Director	July 18, 2014
Timothy J. Ebner
*	Director	July 18, 2014
Gustavo E. Gonzales, Jr.
*	Director	July 18, 2014
Peter A. Harbeck
*	Director	July 18, 2014
Kenneth J. Lavery
*	Director	July 18, 2014
John E. Maupin, Jr.

*By:	/s/ NORI L. GABERT
Nori L. Gabert
Attorney-in-Fact

EXHIBIT INDEX

ITEM 28.

a(30)	Articles of Amedment to the Articles of Incorporation, effective June 16, 2014

d(33)	Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management, LLC, dated June 16, 2014